-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

         The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (collectively, the "Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. The Information is provided solely by the Underwriters not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates the Underwriters have supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value the Underwriters assign any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. The Underwriters, and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. The Underwriters shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from the Underwriters.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                  BEAR STEARNS
                 COMMERCIAL MORTGAGE SECURITIES INC. 2000 - WF2
                                  $793,450,000
                          PUBLICLY OFFERED CERTIFICATES
                          SEQUENTIAL PAY REMIC CLASSES

----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
                                  INITIAL AGGREGATE                                 APPROX.          APPROX.            APPROX.
                                     CERTIFICATE          PASS-THROUGH RATE     INITIAL CREDIT      WEIGHTED         PRINCIPAL OR
  CLASS     RATINGS FITCH/S&P         BALANCE OR           DESCRIPTION (1)          SUPPORT       AVERAGE LIFE         NOTIONAL
                                   NOTIONAL AMOUNT                                    (%)          (YRS.) (3)           WINDOW
                                      (+ / - 5%)                                                                      (MOS.) (3)
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
   A-1           AAA/AAA             $170,728,000               FIXED               16.500            5.75               1-107
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
   A-2           AAA/AAA             529,432,000                FIXED               16.500            9.61              107-118
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
    X           AAA / AAA            838,510,239             VARIABLE (2)             N/A             9.17               1-236
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
    B             AA/AA               28,300,000               VARIABLE             13.125            9.88              118-119
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
    C              A/A                26,200,000               VARIABLE             10.000            9.94              119-119
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
    D             A-/A-               8,390,000                VARIABLE              9.000            9.94              119-119
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
    E            BBB/BBB              23,060,000               VARIABLE              6.250            10.22             119-128
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------
    F           BBB-/BBB-             7,340,000                VARIABLE              5.375            11.25             128-144
----------- ------------------- ----------------------- ----------------------- ---------------- ---------------- -----------------

(1) The pass-through rates of the Class A-1, Class A-2, Class B, Class C and Class D Certificates shall be a fixed rate per annum or, if a lower rate, the weighted average of the respective non-default interest rates of the mortgage loans in the mortgage pool (each net of the related Administrative Cost Rate as defined in the preliminary prospectus supplement), each of which interest rates will be calculated (for this purpose) by making certain adjustments and without taking into account any reductions thereto resulting from modifications of the mortgage loans or otherwise following the date of initial issuance of the certificates (the "NWAC Rate"), as more fully described in the preliminary prospectus supplement. For interest accrual periods relating to each distribution date after November 15, 2000, the pass-through rate of the Class E Certificates will be the NWAC Rate for such distribution date minus ___% per annum, and the pass-through rate of the Class F Certificates will be the NWAC Rate for that Distribution Date.

(2) The Class X pass-through rate with respect to any distribution date after November 15, 2000 will be equal to the excess, if any, of (i) the weighted average of the non-default interest rates of the mortgage loans in the mortgage pool after taking into account any reductions thereto resulting from modifications of the mortgage loans or otherwise following the date of initial issuance of the certificates (each net of the related Administrative Cost Rate), over (ii) the weighted average of the pass-through rates of the other classes of certificates, as more fully described in the preliminary prospectus supplement.

(3) Assuming that there are no delinquencies, defaults, modifications (including extensions of maturity dates), losses or prepayments on or in respect of the mortgage loans (other than prepayment on the Anticipated Repayment Date of the ARD Loan), as more fully described in the preliminary prospectus supplement.

------------------------- ------------------------------------------------------------------------------------------------------
SETTLEMENT DATE:          On or about October 5, 2000.
------------------------- ------------------------------------------------------------------------------------------------------
COLLATERAL:               145 mortgage  loans with an  aggregate  Cut-Off Date  balance of  $838,510,239;  approximately  24.4%
                          office, 24.1% retail, 16.5% industrial/warehouse, 13.6% manufactured housing community, 11.1%
                          multifamily, and 10.3 % various other asset classes.
------------------------- ------------------------------------------------------------------------------------------------------
MORTGAGE LOAN SELLERS:    Wells Fargo Bank, National Association ($414,221,687,  or approx. 49.4% of the initial pool balance);
                          Bear, Stearns Funding, Inc.  ($366,407,815,  or approx. 43.7% of the initial pool balance) and Morgan
                          Stanley Dean Witter Mortgage Capital Inc. ($57,880,737, or approx. 6.9% of the initial pool balance).
------------------------- ------------------------------------------------------------------------------------------------------
WA DSCR / LTV:            1.52x / 60.7% as of the Cut-Off Date (48.1% at maturity/ARD).
------------------------- ------------------------------------------------------------------------------------------------------
CALL PROTECTION:          99.8% of the  mortgage  loans are  protected  by lockout  and/or  yield  maintenance  provisions  for substantially  the terms of the  mortgage  loans  (other  than,  in  certain  cases,  during the free prepayment window beginning generally one to six months prior to the maturity of the related mortgage loan).
------------------------- ------------------------------------------------------------------------------------------------------
SERVICER:                 Wells Fargo Bank, National Association.
------------------------- ------------------------------------------------------------------------------------------------------
SPECIAL SERVICER:         GMAC Commercial Mortgage Corporation.
------------------------- ------------------------------------------------------------------------------------------------------
CO-LEAD AND JOINT         Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated.
BOOK-RUNNING MANAGERS:    (the order and allocation process will be administered by Bear Stearns)
------------------------- ------------------------------------------------------------------------------------------------------
UNDERWRITERS:             Bear,  Stearns & Co. Inc.,  Morgan Stanley & Co.  Incorporated  and Wells Fargo  Brokerage  Services,
                          L.L.C.
------------------------- ------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                    PAGE
                                                    -----
    I  TRANSACTION SUMMARY                              2
   II  CERTIFICATE STRUCTURE SUMMARY                  3-5
  III  PREPAYMENT PROVISIONS                         6-12
   IV  MORTGAGE LOAN/COLLATERAL SUMMARY             13-17
    V  TEN LARGEST MORTGAGE LOANS                   18-49

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

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BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-----------------------------------------------------------------------------
                                                                            2
I. TRANSACTION SUMMARY

------------------------- ----------------------------------------------------------------------------------------------------------
DEPOSITOR:                Bear Stearns Commercial Mortgage Securities Inc.
------------------------- ----------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES:     Class A-1 and Class A-2 (together the "Class A Certificates"),  Class B, Class C, Class D, Class E,
                          Class F and Class X.
------------------------- ----------------------------------------------------------------------------------------------------------
MORTGAGE LOAN SELLERS:    Wells Fargo Bank, National Association ($414,221,687,  or approx. 49.4% of the initial pool balance);
                          Bear, Stearns Funding, Inc. ($366,407,815,  or approx. 43.7% of the initial pool balance) and Morgan
                          Stanley Dean Witter Mortgage Capital Inc. ($57,880,737, or approx. 6.9% of the initial pool balance).
------------------------- ----------------------------------------------------------------------------------------------------------
RATING AGENCIES:          Fitch,  Inc.  ("Fitch") and Standard & Poor's Ratings  Services,  a division of The McGraw-Hill
                          Companies, Inc. ("S&P").
------------------------- ----------------------------------------------------------------------------------------------------------
LEGAL STRUCTURE:          Sequential pay REMIC classes rated AAA/AAA through BBB-/BBB- offered.
------------------------- ----------------------------------------------------------------------------------------------------------
CUT-OFF DATE:             October 1, 2000.
------------------------- ----------------------------------------------------------------------------------------------------------
SETTLEMENT DATE:          On or about October 5, 1999.
------------------------- ----------------------------------------------------------------------------------------------------------
DISTRIBUTION DATE:        Monthly on the 15th day of each month or the next business day commencing November 15, 2000.
------------------------- ----------------------------------------------------------------------------------------------------------
DELAY DAYS:               14.
------------------------- ----------------------------------------------------------------------------------------------------------
SERVICER:                 Wells Fargo Bank, National Association.
------------------------- ----------------------------------------------------------------------------------------------------------
SPECIAL SERVICER:         GMAC Commercial Mortgage Corporation.
------------------------- ----------------------------------------------------------------------------------------------------------
PAYING AGENT:             Wells Fargo Bank Minnesota, N.A.
------------------------- ----------------------------------------------------------------------------------------------------------
TRUSTEE:                  LaSalle Bank National Association.
------------------------- ----------------------------------------------------------------------------------------------------------
FISCAL AGENT:             ABN AMRO Bank N.V.
------------------------- ----------------------------------------------------------------------------------------------------------
ERISA:                    The Class A-1, A-2 and Class X Certificates may be acquired by plans subject to ERISA.
------------------------- ----------------------------------------------------------------------------------------------------------
SMMEA ELIGIBILITY:        The offered certificates will not constitute "mortgage related securities" within the meaning of the
                          Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").
------------------------- ----------------------------------------------------------------------------------------------------------
OPTIONAL TERMINATION:     1% clean-up call.
------------------------- ----------------------------------------------------------------------------------------------------------
CERTIFICATE REGISTRATION: Each class of offered certificates will be issued initially as a global security registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"). Certificates may be held through
                          (i) DTC in the United States, or (ii) Clearstream Banking, societe anonyme or The Euroclear System in
                          Europe.
------------------------- ----------------------------------------------------------------------------------------------------------
MINIMUM DENOMINATIONS:    The Class A-1 and Class A-2 Certificates may be held in minimum denominations of $25,000. The Class X may be held in minimum denominations of $1,000,000 (notional amount). The remaining classes of offered certificates will be offered in minimum denominations of $100,000.
------------------------- ----------------------------------------------------------------------------------------------------------
PRICING SPEED:            0% CPR (assuming the  Anticipated  Repayment Date Loan ("ARD Loan")  prepays on its respective
                          Anticipated Repayment Date, as defined in the preliminary prospectus supplement).
------------------------- ----------------------------------------------------------------------------------------------------------
CO-LEAD AND JOINT
BOOK-RUNNING
MANAGERS:                 Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated.
                          (the order and allocation process will be administered by Bear Stearns)
------------------------- ----------------------------------------------------------------------------------------------------------
UNDERWRITERS:             Bear, Stearns & Co. Inc., Morgan Stanley & Co. Incorporated and Wells Fargo Brokerage Services, L.L.C.
------------------------- ----------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               3
II. CERTIFICATE STRUCTURE SUMMARY

--------------------------------------- --------------------------------------------------------------
DISTRIBUTION OF PRINCIPAL AND           Distributions of interest accrued on the certificates and
INTEREST:                               principal thereof will be made on each distribution date to the holders of each class of certificates in sequential
                                        order based on their alphabetical designations. In general, each class of certificates will receive an interest
                                        distribution on any distribution date only after each class with an earlier alphabetical designation (and Class X) has received all amounts of interest distributable thereto on
                                        such date. The Class A-1, Class A-2 and Class X Certificates will receive interest distributions on a pro rata basis
                                        before any other class receives interest. In general, each class of certificates, other than the Class X Certificates, will receive a principal distribution on any distribution
                                        date only after each class with an earlier alphabetical
                                        designation has received all amounts distributable thereto on such date, and the certificate balance of each class with an earlier alphabetical designation has been reduced to
                                        zero. See "Description of the Certificates - Distributions"
                                        in the preliminary prospectus supplement.
--------------------------------------- --------------------------------------------------------------
ALLOCATION OF LOSSES:                   Realized Losses (as defined in the pooling and servicing
                                        agreement) of principal and interest on the mortgage loans will generally be allocated in reverse alphabetical order
                                        starting with the Class M Certificates. Losses allocable to the Class A-1 and Class A-2 Certificates and, solely with
                                        respect to Realized Losses that reduce the amount of
                                        interest otherwise distributable, to the Class X
                                        Certificates, will be allocated pro rata. However, certain interest shortfalls as a result of the timing of prepayments and certain balloon payments will be allocated to each class of certificates pro rata based on their respective interest entitlements. See "Description of the Certificates -
                                        Subordination; Allocation of Losses, Shortfalls and
                                        Expenses" in the preliminary prospectus supplement.
--------------------------------------- --------------------------------------------------------------
REPORTS TO CERTIFICATEHOLDERS:          The paying agent will make available each month to any
                                        Privileged Person as defined in the pooling and servicing
                                        agreement, and to any interested party, via the paying
                                        agent's website, information including, but not limited to:
                                        (i) distributions of principal, interest, and yield
                                        maintenance charges on each class of certificates; (ii) the amount of P & I Advances, (iii) outstanding mortgage loan
                                        and certificate balances; (iv) delinquency and prepayment
                                        data; (v) the aggregate amount of servicing fees paid to the servicer and special servicer; (vi) the amount of Realized
                                        Losses; and (vii) the amount of any Appraisal Reductions (as defined in the pooling and servicing agreement).

                                        On an annual basis, the servicer will provide the trustee
                                        and the paying agent a report for each mortgage loan, based on the most recently available year-end financial statements and rent rolls, containing such information and analyses
                                        required by the pooling and servicing agreement, including, without limitation, debt service coverage ratios, to the
                                        extent available. The paying agent will provide the most
                                        recent annual reports to Privileged Persons via its website.
                                        See "Description of the Certificates Reports to
                                        Certificateholders; Certain Available Information" and Annex
                                        C of the preliminary prospectus supplement.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               4
CERTIFICATE STRUCTURE SUMMARY (CONT.)

-------------------------------------- --------------------------------------------------------------
REPRESENTATIONS AND WARRANTIES:        Each mortgage loan seller will make certain representations and warranties with respect to its mortgage loans. In
                                       general, in the event that a Material Breach or Material
                                       Document Defect (as such terms are defined in the pooling
                                       and servicing agreement) cannot be cured by a mortgage loan seller within the applicable cure period, the applicable
                                       mortgage loan seller has the obligation to either (i)
                                       repurchase the affected mortgage loan at the Purchase Price
                                       (as defined in the pooling and servicing agreement) or (ii)
                                       generally within three months of the closing of the
                                       securitization, replace such mortgage loan with a comparable mortgage loan acceptable to each rating agency. See
                                       "Description of the Mortgage Pool - Representations and
                                       Warranties; Repurchases" in the preliminary prospectus
                                       supplement.
-------------------------------------- --------------------------------------------------------------
SERVICER ADVANCING:                    The servicer will be required to make (i) P & I Advances (as described in the pooling and servicing agreement) and (ii)
                                       Servicing Advances (defined as customary, reasonable and
                                       necessary "out-of-pocket" costs and expenses in connection with the servicing of a mortgage loan after a default
                                       (whether or not a payment default), delinquency or other
                                       unanticipated event, or in connection with the
                                       administration of a REO Property). P&I Advances will be
                                       reimbursable (or payable) from recoveries on the related
                                       mortgage and, to the extent the servicer determines that a
                                       P&I Advance will not be ultimately recoverable from related recoveries, from any funds on deposit in the certificate
                                       account and distribution account. The servicer will be
                                       obligated to make Servicing Advances only to the extent that the servicer determines that the amount so advanced will be recoverable from subsequent payments or collections
                                       (including insurance proceeds, liquidation proceeds and REO
                                       Income) in respect of such mortgage loan or REO Property.
                                       See "Description of the Certificates - Advances" in the
                                       preliminary prospectus supplement. The servicer will not be required to advance balloon payments, yield maintenance
                                       charges or prepayment penalties.

-------------------------------------- --------------------------------------------------------------
SPECIAL SERVICER RESPONSIBILITIES:     When a mortgage loan is more than 60 days delinquent, or
                                       upon the occurrence of certain other events (each such event as more fully described in the pooling and servicing
                                       agreement, a "Servicing Transfer Event"), the servicer will transfer its servicing responsibilities to the special
                                       servicer. Subject to the Servicing Standards set forth in
                                       the pooling and servicing agreement and subject to certain other limitations described therein, the special servicer
                                       may agree to certain loan extensions, amendments and
                                       modifications following a Servicing Transfer Event. The
                                       special servicer also generally has the right to grant or
                                       withhold consent to material modifications, waivers,
                                       amendments and consents recommended by the servicer with
                                       respect to mortgage loans. With respect to a Money Term (as defined in the pooling and servicing agreement), the
                                       servicer is not permitted to agree to any modification,
                                       waiver, amendment or consent without the approval of the
                                       special servicer. See "Servicing of the Mortgage Loans" in the preliminary prospectus supplement.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS'
   STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND
   OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR
   RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT.
   YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The
   Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus
   Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and
   Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               5
CERTIFICATE STRUCTURE SUMMARY (CONT.)

--------------------------------------- -------------------------------------------------------------
APPRAISAL REDUCTIONS:                   An appraisal will be obtained by the special servicer if a mortgage loan becomes 120 days delinquent, or upon the
                                        occurrence of certain other Appraisal Events (as defined in the pooling and servicing agreement). An Appraisal Reduction would have the effect of reducing the amount of P&I Advances made by the servicer, trustee or the fiscal agent, as the
                                        case may be. See "Descriptions of the Certificates -
                                        Appraisal Reductions" in the preliminary prospectus
                                        supplement.
--------------------------------------- -------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               6
III. PREPAYMENT PROVISIONS

--------------------------------------- -------------------------------------------------------------
PREPAYMENT RESTRICTIONS:                o    Approx. 35.9% are locked out until their respective
                                             maturity dates (or, with respect to the ARD Loan,
                                             Anticipated Repayment Date);

                                        o    Approx. 60.3% are locked out until generally one to six
                                             months before their respective maturity dates, after
                                             which time there are no restrictions on voluntary
                                             prepayments;

                                        o    Approx. 1.2% are locked out for two to four years,
                                             after which time voluntary prepayments are permitted
                                             with the payment of the greater of (a) 1.0% of the
                                             outstanding principal balance of the mortgage loan at
                                             the time of prepayment and (b) a yield maintenance
                                             charge, except that in the case of 2 such mortgage
                                             loans representing 1.1% of the initial pool balance,
                                             prepayments are permitted without the payment of a
                                             yield maintenance charge during the 3 month period of
                                             time prior to maturity;

                                        o    Approx. 0.2% are locked out for approximately 5 years
                                             and then permit voluntary prepayments only if
                                             accompanied by yield maintenance charge until a
                                             specified date and then only if accompanied by a
                                             prepayment premium until a specified date (generally 6
                                             months prior to the maturity date);

                                        o    Approx. 2.4% do not provide for a lockout period but
                                             permit voluntary prepayment at any time with the
                                             payment of a yield maintenance charge;

                                        o    Approx. 0.3% generally permit partial prepayment in
                                             conjunction with the release of an outparcel subject to
                                             prepayment in an amount not less than 125% of the
                                             principal balance allocable to such outparcel and the
                                             satisfaction of certain LTV or DSCR tests.

                                        See "Description of the Mortgage Pool - Yield Maintenance,
                                        Prepayment and Lockout Provisions" in the preliminary
                                        prospectus supplement.
--------------------------------------- -------------------------------------------------------------
LOCKOUT/ DEFEASANCE:                    The terms of 96.2% of the mortgage loans generally permit
                                        the related borrower at any time, commencing approximately three to five years after the date of origination, but in no event before the second anniversary of the issuance of the certificates, to substitute direct non-callable U.S.
                                        Treasury obligations for the mortgaged property and to
                                        obtain the release of the related mortgage on the mortgaged property. Such U.S. Treasury obligations must provide for
                                        payments on or before each due date and the maturity
                                        date/ARD date in an amount at least equal to the amounts
                                        payable on each such date under the terms of the related
                                        mortgaged loan. In the case of 42 of the mortgage loans,
                                        representing 35.9% of the initial pool balance, such
                                        collateral substitution is the only method of obtaining a
                                        release of the lien on the related mortgaged property and
                                        all voluntary prepayments are prohibited during the loan
                                        term. In the case of 97 of these mortgage loans,
                                        representing 60.3% of the initial pool balance, this
                                        collateral substitution is the only method of obtaining a
                                        release on the mortgaged property prior to a specified date
                                        (generally 3 months but in no case more than 6 months) prior to the maturity date and all voluntary prepayments are
                                        prohibited prior to such period.
--------------------------------------- -------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               7


PREPAYMENT PROVISIONS (CONT.)

--------------------------------------- --------------------------------------------------------------
ALLOCATION OF YIELD MAINTENANCE         On any distribution date, yield maintenance charges collected
CHARGES AND                             during the related Collection Period (as defined in the
PREPAYMENT PREMIUMS:                    pooling and servicing agreement) will be distributed by the paying agent on the classes of offered certificates as
                                        follows: to each of the Class A-1, Class A-2, Class B,
                                        Class C, Class D, Class E and Class F Certificates, an amount equal to the product of (a) a fraction, the numerator of
                                        which is the amount distributed as principal to such class on such Distribution Date, and the denominator of which is the total amount distributed as principal to all classes of
                                       certificates on such distribution date, (b) the Base
                                        Interest Fraction for the related principal prepayment and such class of offered certificates and (c) the aggregate
                                        amount of yield maintenance charges collected on such
                                        principal prepayment during the related Collection Period.

                                        The "Base Interest Fraction" with respect to any principal prepayment on any mortgage loan that provides for payment of a yield maintenance charge and with respect to each of the
                                        Class A-1, Class A-2, Class B, Class C, Class D, Class E and
                                        Class F Certificates is a fraction (A) whose numerator is
                                        the greater of (x) zero and (y) the difference between (i)
                                        the pass-through rate on such class of offered certificates and (ii) the Yield Rate (as defined in the pooling and
                                        servicing agreement) used in calculating the yield
                                        maintenance charge with respect to such principal prepayment and (B) whose denominator is the difference between (i) the
                                        Mortgage Rate (as defined in the pooling and servicing
                                        agreement) on the related mortgage loan and (ii) the Yield
                                        Rate used in calculating the yield maintenance charge with respect to such principal prepayment; provided, however,
                                        that under no circumstances shall the Base Interest Fraction be greater than one. If such Yield Rate is greater than the
                                        Mortgage Rate on the related mortgage loan, then the Base
                                        Interest Fraction shall equal zero. Any remaining yield
                                        maintenance charges will be distributed to the Class X
                                        Certificates.

                                        On each Distribution Date, any prepayment premiums collected during the related Collection Period will be distributed by the paying agent as follows: (i) to the holders of the class of offered certificates then entitled to distributions of
                                        principal (or if the holders of two such classes are so
                                        entitled, pro rata to such holders according to the amount of principal distributable to each), if any, an amount equal to 25% of such prepayment premiums and (ii) to the holders of the Class X Certificates the remainder of such prepayment premium.

--------------------------------------- --------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               8
PREPAYMENT PROVISIONS (CONT.)

-------------------------------------- ---------------------------------------------------------------
RELEASE PROVISIONS:                     Five of the mortgage loans, representing approximately 5.6%
                                        of the initial pool balance, are secured by two or more
                                        mortgaged properties and generally permit the related
                                        borrower, at any time commencing (in general) approximately three to four years after the date of origination, but in no event before the second anniversary of the issuance of the certificates, to substitute non-callable U.S. Treasury
                                        obligations for some of the mortgaged properties and to
                                        obtain the release of the related mortgage on those
                                        mortgaged properties, subject to among other requirements, the satisfaction of a specified DSCR test, and in some cases a LTV ratio test, with respect to the remaining mortgaged
                                        property or properties. These partial releases of mortgaged properties are generally permitted if the substitute
                                        non-callable U.S. Treasury obligations provide for a series of payments that are equal to 125% of the scheduled cash
                                        flow allocable to the mortgaged property or mortgaged
                                        properties being released.

                                        Two of the mortgage loans, representing approximately 0.5%
                                        of the initial pool balance, are secured by two or more
                                        mortgaged properties and generally permit the related
                                        borrower, at any time commencing approximately two years
                                        after the date of origination, to obtain the release of the related mortgage on one or more of those mortgaged
                                        properties upon the payment of 125% of the portion of the
                                        principal amount of the mortgage loan (or mortgage loan
                                        group) allocated to the mortgage property or mortgaged
                                        properties being released (and in the case of one such
                                        mortgage loan representing approximately 0.2% of the initial pool balance, a yield maintenance charge), subject to, among other requirements, the satisfaction of a specified DSCR
                                        test and in some cases a LTV ratio test, with respect to the remaining replacement properties and the mortgaged property or properties (taken together).

                                        Two of the mortgage loans, representing approximately 11.4%
                                        of the initial pool balance, are secured by two or more
                                        mortgaged properties and generally permit the related
                                        borrower at any time to obtain a release of one or more of those mortgaged properties upon the delivery of a mortgage on one or more replacement properties, subject to, among
                                        other requirements, a specified DSCR test and LTV ratio test with respect to the replacement properties and the remaining properties (taken together).

                                        Nine of the mortgage loans, representing approximately 4.3%
                                        of the initial pool balance, generally permit the borrower to obtain the release from the related mortgage of specified parcels of real estate constituting a portion of the
                                        applicable mortgage property to which no material value was assigned or which was not considered a material source of
                                        cash flow in determining the appraised value or underwritten cash flow for that mortgaged property.
--------------------------------------- --------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                               9
PREPAYMENT PROVISIONS (CONT.)

-----------------------------------------------------------------------------------------------------------------------------------
                                                     SUMMARY OF CALL PROTECTION
----------------------------------------------------------------- --------------- ------------------------ ------------------------
                                                                    NUMBER OF     AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
                        CALL PROTECTION                               LOANS               BALANCE                 POOL BALANCE
----------------------------------------------------------------- --------------- ------------------------ ------------------------
Lockout through Maturity Date                                          42              $301,410,676                      35.9%
----------------------------------------------------------------- --------------- ------------------------ ------------------------
Lockout to six (6) months or less prior to Maturity Date               97              $505,256,719                      60.3%
----------------------------------------------------------------- --------------- ------------------------ ------------------------
YM to six (6) months or less prior to Maturity Date                     5               $30,362,322                       3.6%
----------------------------------------------------------------- --------------- ------------------------ ------------------------
Other                                                                   1                $1,480,523                       0.2%
----------------------------------------------------------------- --------------- ------------------------ ------------------------
TOTAL                                                                  145             $838,510,239                     100.0%
----------------------------------------------------------------- --------------- ------------------------ ------------------------

     As used above, "YM" means that prepayments are permitted if they are accompanied by the payment of a yield maintenance charge.
-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              10


           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              11
     PERCENTAGE OF REMAINING POOL BALANCE SUBJECT TO PREPAYMENT RESTRICTIONS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)

 ----------------------------------------------------------------------------------------------------------------------------------
                   LOCKOUT/    less than           DECLINING PREPAYMENT PREMIUM                   FREE WINDOW         TOTALS
                   DEFEASANCE  1% OR YM
                                          ------------------------------------------------------
                                               5%         4%         3%         2%         1%
------------------------------------------------------------------------------------------------------------------------------------
Period     Date    $(mm)   %   $(mm)  %   $(mm) %   $(mm)  %   $(mm) %    $(mm)  %    $(mm) %    $(mm)   %   $(mm)     %    % of IPB
------------------------------------------------------------------------------------------------------------------------------------
Current  10/1/00   818.2  97.6  20.3  2.4  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  838.5   100.0    100.0
------------------------------------------------------------------------------------------------------------------------------------
Year 1   10/1/01   808.0  97.5  20.3  2.5  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  828.3   100.0     98.8
------------------------------------------------------------------------------------------------------------------------------------
Year 2   10/1/02   788.1  96.5  29.0  3.5  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  817.0   100.0     97.4
------------------------------------------------------------------------------------------------------------------------------------
Year 3   10/1/03   774.5  96.3  30.1  3.7  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  804.6   100.0     96.0
------------------------------------------------------------------------------------------------------------------------------------
Year 4   10/1/04   760.4  96.1  30.8  3.9  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  791.2   100.0     94.4
------------------------------------------------------------------------------------------------------------------------------------
Year 5   10/1/05   745.8  96.1  30.4  3.9  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  776.2   100.0     92.6
------------------------------------------------------------------------------------------------------------------------------------
Year 6   10/1/06   729.7  96.1  28.7  3.8  1.2  0.2   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  759.6   100.0     90.6
------------------------------------------------------------------------------------------------------------------------------------
Year 7   10/1/07   700.7  96.0  28.2  3.9  1.1  0.2   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  730.1   100.0     87.1
------------------------------------------------------------------------------------------------------------------------------------
Year 8   10/1/08   681.6  96.0  27.6  3.9  1.1  0.2   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0  710.2   100.0     84.7
------------------------------------------------------------------------------------------------------------------------------------
Year 9   10/1/09   599.6  95.5  21.2  3.4  0.0  0.0   1.0  0.2  0.0  0.0   0.0   0.0   0.0  0.0    5.7   0.9  627.6   100.0     74.8
------------------------------------------------------------------------------------------------------------------------------------
Year 10  10/1/10    60.5  97.7   0.5  0.8  0.0  0.0   0.9  1.5  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0   61.9   100.0      7.4
------------------------------------------------------------------------------------------------------------------------------------
Year 11  10/1/11    48.3  97.5   0.4  0.8  0.0  0.0   0.0  0.0  0.8  1.7   0.0   0.0   0.0  0.0    0.0   0.0   49.5   100.0      5.9
------------------------------------------------------------------------------------------------------------------------------------
Year 12  10/1/12    43.7  97.7   0.3  0.7  0.0  0.0   0.0  0.0  0.7  1.7   0.0   0.0   0.0  0.0    0.0   0.0   44.7   100.0      5.3
------------------------------------------------------------------------------------------------------------------------------------
Year 13  10/1/13    38.7  97.9   0.2  0.5  0.0  0.0   0.0  0.0  0.0  0.0   0.6   1.6   0.0  0.0    0.0   0.0   39.5   100.0      4.7
------------------------------------------------------------------------------------------------------------------------------------
Year 14  10/1/14    31.7  98.2   0.1  0.2  0.0  0.0   0.0  0.0  0.0  0.0   0.5   1.6   0.0  0.0    0.0   0.0   32.3   100.0      3.9
------------------------------------------------------------------------------------------------------------------------------------
Year 15  10/1/15    10.7  96.3   0.0  0.0  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.4  3.7    0.0   0.0   11.1   100.0      1.3
------------------------------------------------------------------------------------------------------------------------------------
Year 16  10/1/16     9.0  97.0   0.0  0.0  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.3  3.0    0.0   0.0    9.2   100.0      1.1
------------------------------------------------------------------------------------------------------------------------------------
Year 17  10/1/17     7.0  98.1   0.0  0.0  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.1  1.9    0.0   0.0    7.2   100.0      0.9
------------------------------------------------------------------------------------------------------------------------------------
Year 18  10/1/18     4.9 100.0   0.0  0.0  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0    4.9   100.0      0.6
------------------------------------------------------------------------------------------------------------------------------------
Year 19  10/1/19     2.6 100.0   0.0  0.0  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0    2.6   100.0      0.3
------------------------------------------------------------------------------------------------------------------------------------
Year 20  10/1/20     0.0   0.0   0.0  0.0  0.0  0.0   0.0  0.0  0.0  0.0   0.0   0.0   0.0  0.0    0.0   0.0    0.0     0.0      0.0
------------------------------------------------------------------------------------------------------------------------------------

As used above, "IPB" means initial pool balance.
As used above, "YM" means yield maintenance.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              12



                   PREPAYMENT PROTECTION ON THE MORTGAGE LOANS
                     (DOLLAR AMOUNTS EXPRESSED IN MILLIONS)




                               [GRAPHIC OMITTED]




-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              13
IV. MORTGAGE LOAN/COLLATERAL SUMMARY

------------------------------------ --------------------------------------------------------
MORTGAGE POOL:                       The Mortgage Pool will consist of 145 mortgage loans
                                     secured in the aggregate by 153 commercial, 23 multifamily and 8 manufactured housing community properties with an
                                     initial pool balance of approximately $838,510,239. All
                                     statistics presented below and on the following pages are
                                     approximate and are based on the assumed composition of
                                     the Mortgage Pool.
------------------------------------ --------------------------------------------------------
CUT-OFF DATE BALANCE:                $838,510,239.
------------------------------------ --------------------------------------------------------
AVERAGE LOAN SIZE:                   $5,782,829.
------------------------------------ --------------------------------------------------------
WA COUPON:                           8.2490%.
------------------------------------ --------------------------------------------------------
WA DSCR:                             1.52x.
------------------------------------ --------------------------------------------------------
WA LTV AS OF CUT-OFF DATE:           60.7%.
------------------------------------ --------------------------------------------------------
WA LTV AS OF MATURITY:               48.1%.
------------------------------------ --------------------------------------------------------
PROPERTY LOCATIONS:                  The mortgaged  properties  are located in 35 states
                                     (including the District of Columbia) with the largest
                                     concentrations in California (34.0%), Florida (10.4%),
                                     Texas (8.8%), Illinois (6.6%) and New York (5.5%).
------------------------------------ --------------------------------------------------------
LARGEST LOANS:                       The largest mortgage loan represents approximately 11.2%
                                     of the initial pool balance; the three largest mortgage
                                     loans represent 18.8%; the ten largest mortgage loans
                                     represent 36.4%.
------------------------------------ --------------------------------------------------------
SPONSOR CONCENTRATIONS:              With the exception of Loan No. 310900140 and Loan
                                     No. 310900195, which represent 11.2% and 1.9% of the
                                     initial pool balance respectively, there are no sponsor
                                     concentrations in excess of 5% of the initial pool balance.
------------------------------------ --------------------------------------------------------
REMAINING TERMS TO MATURITY/ARD:     Approximately 87.8% of the mortgage loans have remaining
                                     terms to maturity/ARD between 7 to 10 years. Approximately
                                     1.4% of the mortgage loans have remaining terms to
                                     maturity/ARD of less than 7 years and approximately 10.8%
                                     have remaining terms to maturity/ARD over 10 years.
------------------------------------ --------------------------------------------------------
WA REMAINING TERM TO MATURITY/ARD:   Approximately 122 months.
------------------------------------ --------------------------------------------------------
BALLOON PAYMENTS:                    Approximately 85.9% of the mortgage loans require balloon
                                     payments at maturity or, in the case of the one ARD Loan
                                     representing approximately 3.5% of the initial pool
                                     balance, the Anticipated Repayment Date; the remaining
                                     10.5% of the mortgage loans are fully amortizing.
------------------------------------ --------------------------------------------------------
INTEREST ACCRUAL PERIOD:             Approximately 93.0% of the mortgage loans accrue interest
                                     on an Actual/360 basis; the remaining 7.0% of the mortgage loans accrue interest on a 30/360 basis.
------------------------------------ --------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              14
MORTGAGE LOAN/COLLATERAL SUMMARY (CONT.)

 --------------------------------------------------------------------------------------------------------------
                                         TYPE OF MORTGAGED PROPERTIES

 ------------------------------------- ----------------- ------------------------- ----------------------------
                                          NUMBER OF       AGGREGATE CUT-OFF DATE   PERCENTAGE OF INITIAL POOL
            PROPERTY TYPE                 PROPERTIES             BALANCE                     BALANCE
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Office                                       32               $204,686,175                     24.4%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Retail                                       48               $202,280,240                     24.1%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Industrial/Warehouse                         44               $138,669,675                     16.5%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Manufactured Housing Comm.                    8               $113,645,742                     13.6%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Multifamily                                  23                $93,231,526                     11.1%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Self-Storage                                 24                $41,076,723                      4.9%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Hospitality                                   1                $17,797,958                      2.1%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Theater                                       1                $17,770,862                      2.1%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Mixed Use                                     1                 $4,343,178                      0.5%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Land Subject to Ground Lease                  1                 $2,019,898                      0.2%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 Other                                         1                 $2,988,263                      0.4%
 ------------------------------------- ----------------- ------------------------- ----------------------------
 TOTAL                                       184               $838,510,239                    100.0%
 ------------------------------------- ----------------- ------------------------- ----------------------------



 -------------------------------------------------------------------------------------------------------------
                                           MORTGAGE LOANS BY STATE
 ------------------------------ ------------------------ ------------------------- ---------------------------
                                       NUMBER OF          AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
             STATE                    PROPERTIES                 BALANCE                  POOL BALANCE
 ------------------------------ ------------------------ ------------------------- ---------------------------
 California (Northern)                    32                   $150,206,730                     17.9%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 California (Southern)                    29                   $134,917,756                     16.1%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 Florida                                   8                    $87,581,689                     10.4%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 Texas                                    17                    $73,532,885                      8.8%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 Illinois                                  3                    $55,409,499                      6.6%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 New York                                 12                    $46,464,775                      5.5%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 30 Other States (1)                      83                   $290,396,905                     34.6%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 TOTAL                                   184                   $838,510,239                    100.0%
 ------------------------------ ------------------------ ------------------------- ---------------------------

                     (1) INCLUDING THE DISTRICT OF COLUMBIA

 -------------------------------------------------------------------------------------------------------------
                                RANGE OF MORTGAGE RATES AS OF THE CUT-OFF DATE
 -------------------------------------------------------------------------------------------------------------
           RANGE OF                                       AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
      MORTGAGE RATES (1)            NUMBER OF LOANS              BALANCE                  POOL BALANCE
 ------------------------------ ------------------------ ------------------------- ---------------------------
      7.3520% to 7.5000%                   2                    $10,889,617                      1.3%
 ------------------------------ ------------------------ ------------------------- ---------------------------
      7.5001% to 7.7500%                   8                    $37,411,790                      4.5%
 ------------------------------ ------------------------ ------------------------- ---------------------------
      7.7501% to 8.0000%                  24                   $250,533,278                     29.9%
 ------------------------------ ------------------------ ------------------------- ---------------------------
      8.0001% to 8.5000%                  69                   $293,371,964                     35.0%
 ------------------------------ ------------------------ ------------------------- ---------------------------
      8.5001% to 9.0000%                  38                   $210,518,300                     25.1%
 ------------------------------ ------------------------ ------------------------- ---------------------------
      9.0001% to 9.3800%                   4                    $35,785,291                      4.3%
 ------------------------------ ------------------------ ------------------------- ---------------------------
 TOTAL                                   145                   $838,510,239                    100.0%
 ------------------------------ ------------------------ ------------------------- ---------------------------

                         (1) WEIGHTED AVERAGE - 8.2490%

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              15
MORTGAGE LOAN/COLLATERAL SUMMARY (CONT.)

-----------------------------------------------------------------------------------------------------------------------
                                            RANGE OF CUT-OFF DATE BALANCES
-------------------------------------- ------------------------ ------------------------- -----------------------------
              RANGE OF                                                 AGGREGATE
            CUT-OFF DATE                   NUMBER OF LOANS           CUT-OFF DATE           PERCENTAGE OF INITIAL POOL
            BALANCES (1)                                               BALANCE                              BALANCE
-------------------------------------- ------------------------ ------------------------- -----------------------------
$596,339 to $999,999                             11                     $9,351,620                       1.1%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$1,000,000 to $1,999,999                         43                    $67,311,278                       8.0%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$2,000,000 to $3,999,999                         35                   $103,296,065                      12.3%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$4,000,000 to $5,999,999                         20                    $95,435,956                      11.4%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$6,000,000 to $7,999,999                          7                    $48,920,383                       5.8%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$8,000,000 to $9,999,999                         10                    $89,826,434                      10.7%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$10,000,000 to $11,999,999                        2                    $22,226,388                       2.7%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$12,000,000 to $13,999,999                        5                    $65,662,089                       7.8%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$14,000,000 to $15,999,999                        2                    $30,871,858                       3.7%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$16,000,000 to $17,999,999                        2                    $35,568,820                       4.2%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$18,000,000 to $19,999,999                        2                    $36,294,057                       4.3%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$20,000,000 to $24,999,999                        1                    $21,157,357                       2.5%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$25,000,000 to $26,999,999                        1                    $25,406,203                       3.0%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$27,000,000 to $59,999,999                        3                    $93,254,583                      11.1%
-------------------------------------- ------------------------ ------------------------- -----------------------------
$60,000,000 to $99,999,999                        1                    $93,927,147                      11.2%
-------------------------------------- ------------------------ ------------------------- -----------------------------
                TOTAL                           145                   $838,510,239                      100.0%
-------------------------------------- ------------------------ ------------------------- -----------------------------

                            (1) AVERAGE - $5,782,829

-----------------------------------------------------------------------------------------------------------------------
                             RANGE OF DEBT SERVICE COVERAGE RATIOS AS OF THE CUT-OFF DATE
-------------------------------------- ------------------------ ------------------------- -----------------------------
              RANGE OF                                           AGGREGATE CUT-OFF DATE    PERCENTAGE OF INITIAL POOL
              DSCRS (1)                    NUMBER OF LOANS              BALANCE                     BALANCE
-------------------------------------- ------------------------ ------------------------- -----------------------------
                1.14x                             1                     $2,374,447                     0.3%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.15x to 1.19x                         3                    $15,707,554                     1.9%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.20x to 1.24x                         3                    $11,590,656                     1.4%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.25x to 1.29x                        12                    $59,486,149                     7.1%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.30x to 1.34x                        19                   $114,118,364                    13.6%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.35x to 1.39x                        16                    $52,613,267                     6.3%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.40x to 1.44x                        27                   $241,150,608                    28.8%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.45x to 1.49x                        10                    $58,901,577                     7.0%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.50x to 1.59x                        11                    $51,046,840                     6.1%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.60x to 1.69x                         9                    $40,972,556                     4.9%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.70x to 1.79x                         8                    $55,714,594                     6.6%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.80x to 1.89x                         9                    $44,190,685                     5.3%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           1.90x to 1.99x                         4                    $24,253,658                     2.9%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           2.00x to 2.49x                        11                    $64,098,612                     7.6%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           2.50x to 2.99x                         1                       $998,427                     0.1%
-------------------------------------- ------------------------ ------------------------- -----------------------------
           3.00x to 3.49x                         1                     $1,292,247                     0.2%
-------------------------------------- ------------------------ ------------------------- -----------------------------
                TOTAL                           145                   $838,510,239                   100.0%
-------------------------------------- ------------------------ ------------------------- -----------------------------

                          (1) WEIGHTED AVERAGE - 1.52X
-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.
-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              16
MORTGAGE LOAN/COLLATERAL SUMMARY (CONT.)

-------------------------------------------------------------------------------------------------------------
                                 RANGE OF LTV RATIOS AS OF THE CUT-OFF DATE
------------------------------ ------------------------- ------------------------- --------------------------
          RANGE OF                                        AGGREGATE CUT-OFF DATE     PERCENTAGE OF INITIAL
       LTV RATIOS (1)              NUMBER OF LOANS               BALANCE                 POOL BALANCE
------------------------------ ------------------------- ------------------------- --------------------------
      25.84% to 30.00%                     1                     $1,292,247                    0.2%
------------------------------ ------------------------- ------------------------- --------------------------
      30.01% to 40.00%                    12                    $32,378,523                    3.9%
------------------------------ ------------------------- ------------------------- --------------------------
      40.01% to 45.00%                     8                    $40,001,697                    4.8%
------------------------------ ------------------------- ------------------------- --------------------------
      45.01% to 50.00%                    12                    $69,790,416                    8.3%
------------------------------ ------------------------- ------------------------- --------------------------
      50.01% to 55.00%                    15                    $81,640,308                    9.7%
------------------------------ ------------------------- ------------------------- --------------------------
      55.01% to 60.00%                    19                   $101,547,572                   12.1%
------------------------------ ------------------------- ------------------------- --------------------------
      60.01% to 65.00%                    19                   $188,432,532                   22.5%
------------------------------ ------------------------- ------------------------- --------------------------
      65.01% to 70.00%                    27                   $187,560,785                   22.4%
------------------------------ ------------------------- ------------------------- --------------------------
      70.01% to 75.00%                    25                   $105,355,009                   12.6%
------------------------------ ------------------------- ------------------------- --------------------------
      75.01% to 80.00%                     7                    $30,511,151                    3.6%
------------------------------ ------------------------- ------------------------- --------------------------
            TOTAL                        145                   $838,510,239                  100.0%
------------------------------ ------------------------- ------------------------- --------------------------

                          (1) WEIGHTED AVERAGE - 60.71%

-------------------------------------------------------------------------------------------------------------
                       RANGE OF LTV RATIOS AS OF THE MORTGAGE LOAN MATURITY/ARD DATES
-------------------------------------------------------------------------------------------------------------
      RANGE OF MATURITY                                 AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
       LTV RATIOS (1)             NUMBER OF LOANS               BALANCE                  POOL BALANCE
------------------------------ ----------------------- -------------------------- ---------------------------
       0.00% to 10.00%                  23                     $88,167,227                    10.5%
------------------------------ ----------------------- -------------------------- ---------------------------
      10.01% to 20.00%                   2                      $2,865,697                     0.3%
------------------------------ ----------------------- -------------------------- ---------------------------
      20.01% to 30.00%                   7                     $30,520,657                     3.6%
------------------------------ ----------------------- -------------------------- ---------------------------
      30.01% to 35.00%                   5                     $18,434,455                     2.2%
------------------------------ ----------------------- -------------------------- ---------------------------
      35.01% to 40.00%                   7                     $40,002,327                     4.8%
------------------------------ ----------------------- -------------------------- ---------------------------
      40.01% to 45.00%                  10                     $55,961,604                     6.7%
------------------------------ ----------------------- -------------------------- ---------------------------
      45.01% to 50.00%                  17                     $79,302,996                     9.5%
------------------------------ ----------------------- -------------------------- ---------------------------
      50.01% to 55.00%                  17                     $85,637,611                    10.2%
------------------------------ ----------------------- -------------------------- ---------------------------
      55.01% to 60.00%                  20                    $228,079,334                    27.2%
------------------------------ ----------------------- -------------------------- ---------------------------
      60.01% to 65.00%                  15                    $107,078,758                    12.8%
------------------------------ ----------------------- -------------------------- ---------------------------
      65.01% to 70.00%                  18                     $88,456,957                    10.5%
------------------------------ ----------------------- -------------------------- ---------------------------
      70.01% to 71.79%                   4                     $14,002,617                     1.7%
------------------------------ ----------------------- -------------------------- ---------------------------
            TOTAL                      145                    $838,510,239                   100.0%
------------------------------ ----------------------- -------------------------- ---------------------------

                          (1) WEIGHTED AVERAGE - 48.10%
-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              17


MORTGAGE LOAN/COLLATERAL SUMMARY (CONT.)

-------------------------------------------------------------------------------------------------------------
                                    RANGE OF REMAINING TERMS IN MONTHS*
-------------------------------------------------------------------------------------------------------------
  RANGE OF REMAINING TERMS                              AGGREGATE CUT-OFF DATE      PERCENTAGE OF INITIAL
         (MOS.) (1)               NUMBER OF LOANS               BALANCE                  POOL BALANCE
------------------------------ ----------------------- -------------------------- ---------------------------
          81 to 100                       1                    $11,984,978                     1.4%
------------------------------ ----------------------- -------------------------- ---------------------------
         101 to 120                     116                   $735,961,490                    87.8%
------------------------------ ----------------------- -------------------------- ---------------------------
         121 to 140                       1                     $8,000,000                     1.0%
------------------------------ ----------------------- -------------------------- ---------------------------
         161 to 180                      19                    $55,929,261                     6.7%
------------------------------ ----------------------- -------------------------- ---------------------------
         181 to 236                       8                    $26,634,511                     3.2%
------------------------------ ----------------------- -------------------------- ---------------------------
            TOTAL                       145                   $838,510,239                   100.0%
------------------------------ ----------------------- -------------------------- ---------------------------

* Calculated with respect to the Anticipated Repayment Date for the ARD Loan.

                        (1) WEIGHTED AVERAGE - 122 MONTHS

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              18

V. TEN LARGEST MORTGAGE LOANS

----------------------------------------------------------- ---------------------------------------------------------------------
                                                                                     WEIGHTED AVERAGES
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------

                                               PERCENTAGE                 STATED      REMAINING
                                 AGGREGATE     OF INITIAL                REMAINING     AMORT.              CUT-OFF
          LOAN NAME               CUT-OFF        POOL        MORTGAGE     TERMS         TERM               DATE LTV    MATURITY
       (PROPERTY TYPE)          DATE BALANCE   BALANCE         RATE       (MOS.)       (MOS.)      DSCR      RATIO       LTV
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
MHC Portfolio                    $93,927,147    11.20%        7.8200%       117          357       1.42x      62.17%      55.51%
(manufactured housing comm.)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
FM Global Headquarters           $31,802,702     3.79%        8.7350%       106          106       1.73x       50.07%       0.00%
(office)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
U-Haul Storage Portfolio          $31,726,782    3.78%        8.5230%       107          287       1.41x      68.99%      58.39%
(self-storage)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
Trolley Square                   $29,725,099     3.54%        9.0300%       118          358       1.34x      64.62%      59.19%
(retail)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
Jefferson Hill Apartments        $25,406,203     3.03%        7.8800%       112          352       1.41x      68.67%      60.43%
(multifamily)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
Long Beach Marketplace           $21,157,357     2.52%        8.4300%       116          356       1.33x      73.98%      66.95%
(retail)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
World Kitchen Warehouse          $18,205,435     2.17%        8.6400%       116          356       1.27x      65.96%      59.97%
(industrial/warehouse)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
San Francisco Medical Center     $18,088,622     2.16%        8.3200%       119          359       1.26x      69.57%      62.70%
(office)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
Hilton Garden Cupertino          $17,797,958     2.12%        8.1900%       108          288       2.04x      56.14%      47.02%
(hospitality)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
AMC Cantera 30                   $17,770,862     2.12%        8.2350%       115          295       1.99x      49.88%      41.58%
(theater)
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------
TOTAL/WEIGHTED AVERAGES         $305,608,167    36.45%       8.2772%        114          316       1.49X      62.81%      50.98%
------------------------------- ------------- ------------- ----------- ------------ ------------ -------- ---------- -----------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              19
LOAN NO. 310900140 -- MANUFACTURED HOME COMMUNITIES, INC.

OVERVIEW

         This mortgage loan is secured by first mortgages on the borrower's fee interests in six age-restricted manufactured housing communities located in three states (Florida, California and Illinois) and containing a total of 4,058 sites. As of April 20, 2000, the mortgaged properties were 96.7% occupied, which is consistent with the portfolio occupancy since 1995. Each community offers a full amenity package and substantially all of each community's sites are able to accommodate a doublewide home. The mortgage loan was originated by Wells Fargo Bank, National Association on June 30, 2000. The information in the table immediately set forth below is presented on a combined basis for all six properties.

--------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $93,927,147          PROPERTY TYPE:                       Manufactured Housing Community
GROSS MORTGAGE RATE:               7.8200%              LOCATION:                            See Below
INTEREST ACCRUAL METHOD:           Actual/360           YEAR BUILT/RENOVATED:                See Below
FIRST PAYMENT DATE:                8/1/2000             UNITS:                               4,058
MATURITY DATE:                     7/1/2010             CUT-OFF DATE BALANCE/UNIT:           $23,146.17
ORIGINAL AMORTIZATION:             360
ANNUAL DEBT SERVICE:               $8,146,575           OCCUPANCY:                           96.7%
LOCKOUT END DATE:                  4/30/2010            OCCUPANCY DATE:                      4/20/2000
CALL PROTECTION:                   Defeasance
CALL PROTECTION END DATE:          4/30/2010            APPRAISED VALUE:                     $151,075,000
ESCROWS                                                 CUT-OFF DATE LTV:                    62.2%
 REAL ESTATE TAXES:                Yes                  BALLOON LTV:                         55.5%
 INSURANCE:                        Yes
 REPLACEMENT RESERVES:             Yes                  UNDERWRITTEN CASH FLOW:              $11,602,442
                                                        DSCR:                                1.42x
--------------------------------------------------------------------------------------------------------------------------------

THE PROPERTIES

         Set forth below is certain summary information with respect to the mortgaged properties:

----------------------------------------------------------------------------------------------------------------------------
MHC PROPERTY                   LOCATION            ALLOCATED           YEAR BUILT           OCC.% (1)          NO. OF
                                                    LOAN AMT.                                                   SITES
----------------------------------------------------------------------------------------------------------------------------
Mid Florida Lakes            Leesburg, FL         $24,000,000             1968                93.5%             1,226
----------------------------------------------------------------------------------------------------------------------------
Colonies of Margate           Margate, FL         $20,500,000             1974                96.1%              819
----------------------------------------------------------------------------------------------------------------------------
Willow Lake Estates            Elgin, IL          $19,500,000             1961                97.1%              616
----------------------------------------------------------------------------------------------------------------------------
Buccaneer Estates          N. Ft. Meyers, FL      $19,300,000             1974                99.4%              971
----------------------------------------------------------------------------------------------------------------------------
DeAnza Santa Cruz           Santa Cruz, CA         $6,160,000             1970               100.0%              198
----------------------------------------------------------------------------------------------------------------------------
Bay Lake Estates              Nokomis, FL          $4,790,000             1972                99.6%              228
----------------------------------------------------------------------------------------------------------------------------

(1) Occupancy percentages are as of April 2000.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              20
         Set forth below is a general description and certain other information with respect to each related mortgaged property.

         Mid Florida Lakes. Mid Florida Lakes is located in Leesburg, Florida and contains 1,226 sites. The community was developed in 1968, with an additional 31 sites added in 1999. Mid Florida Lakes is an age-restricted community, with 95% of the residents being 55 years of age or older. 100% of the sites in the community can accommodate doublewide homes. The community offers a full amenity package including gated access, a clubhouse, two swimming pools, laundry room, storage, tennis court, 18 shuffleboard courts, bocce courts, horseshoe pits, fitness center, fishing ponds and a lake with boat docks. All homes have brick skirting, carports, concrete drives and screened porches.

         According to the appraisal, occupancy rates for manufactured housing communities in the local market range from 94% to 100%. As of April 2000, Mid Florida Lakes had an occupancy rate of 93.5%, which includes 31 sites added in 1999; excluding the new 31 sites, the occupancy rate is 96%. Mid Florida Lakes has an appraised value of $35,800,000 based on an appraisal as of May 18, 2000. The underwritten cash flow for the property is $2,921,818.

                                                     SUMMARIZED OPERATING RESULTS
-----------------------------------------------------------------------------------------------------------------------------
                          YEAR ENDING         YEAR ENDING        TRAILING 12 MONTHS        APPRAISAL        UNDERWRITTEN
                         12/31/98 ACTUAL     12/31/99 ACTUAL       THROUGH 7/31/00
-----------------------------------------------------------------------------------------------------------------------------
Occupancy %                  95.6%               95.7%                 94.3%                 94.0%              94.0%
-----------------------------------------------------------------------------------------------------------------------------
Effective gross income     $4,238,575          $4,413,966            $4,467,718           $4,572,954         $4,632,851
-----------------------------------------------------------------------------------------------------------------------------
Total expenses             $1,266,600          $1,324,262            $1,412,452           $1,587,695         $1,649,733
-----------------------------------------------------------------------------------------------------------------------------
Net operating income       $2,971,975          $3,089,704            $3,055,266           $2,985,259         $2,983,118
-----------------------------------------------------------------------------------------------------------------------------
Net cash flow              $2,954,351          $3,086,692            $3,055,266           $2,954,659         $2,921,818
-----------------------------------------------------------------------------------------------------------------------------

         Colonies of Margate. Colonies of Margate is located in Margate, Florida and contains 819 sites. The community was developed in 1974, with additional sites added in 1981. Colonies of Margate is an age-restricted community, with 95% of the residents being 55 years of age or older. 100% of the sites in the community can accommodate doublewide homes. The community offers a full amenity package including gated access, two clubhouses, laundry rooms, two swimming pools, tennis courts, bocce court, pentanque courts, spa, fitness center, racquetball and basketball courts and a RV/boat storage area. All homes have brick skirting, carports, concrete drives and screened porches.

         According to the appraisal, occupancy rates for manufactured housing communities in the local market range from 94% to 100%. As of April 2000, Colonies of Margate had an occupancy rate of 96.1%. Colonies of Margate has an appraised value of $32,300,000 based on an appraisal as of May 22, 2000. The underwritten cash flow for the property is $2,591,200.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              21

                                                     SUMMARIZED OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------------------------
                             YEAR ENDING        YEAR ENDING        TRAILING 12 MONTHS       APPRAISAL        UNDERWRITTEN
                           12/31/98 ACTUAL     12/31/99 ACTUAL       THROUGH 7/31/00
-------------------------------------------------------------------------------------------------------------------------------
Occupancy %                     97.7%              96.1%                 96.2%                96.0%              95.0%
-------------------------------------------------------------------------------------------------------------------------------
Effective gross income       $4,177,236          $4,204,178            $4,235,609          $4,293,462         $4,219,899
-------------------------------------------------------------------------------------------------------------------------------
Total expenses               $1,403,350          $1,354,866            $1,401,576          $1,517,509         $1,587,749
-------------------------------------------------------------------------------------------------------------------------------
Net operating income         $2,773,886          $2,849,312            $2,834,033          $2,775,953         $2,632,150
-------------------------------------------------------------------------------------------------------------------------------
Net cash flow                $2,763,240          $2,822,526            $2,834,033          $2,755,478         $2,591,200
-------------------------------------------------------------------------------------------------------------------------------

         Willow Lake Estates. Willow Lake Estates is located in Elgin, Illinois and contains 616 sites. The community was developed in 1961 and underwent renovations in 1999. Willow Lake Estates is an age-restricted community, with 95% of the residents being 55 years of age or older. 100% of the sites in the community can accommodate doublewide homes. The community offers a full amenity package including a pool, laundry facility, clubhouse, billiard room, fitness center, horseshoe pits, shuffleboard and a 22-acre private fresh water fishing lake with a picnic area and boats. All homes have brick skirting, carports, concrete drives and screened porches.

         According to the appraisal, occupancy rates for manufactured housing communities in the local market range from 95% to 98%. As of April 2000, Willow Lake Estates had an occupancy rate of 97.1%. Willow Lake Estates has an appraised value of $33,600,000 based on an appraisal as of May 16, 2000. The underwritten cash flow for the property is $2,456,032.

                                                     SUMMARIZED OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------------------------
                            YEAR ENDING        YEAR ENDING       TRAILING 12 MONTHS        APPRAISAL          UNDERWRITTEN
                           12/31/98 ACTUAL   12/31/99 ACTUAL       THROUGH 7/31/00
-------------------------------------------------------------------------------------------------------------------------------
Occupancy %                    98.2%              97.0%                97.3%                 96.9%               95.0%
-------------------------------------------------------------------------------------------------------------------------------
Effective gross income       $4,025,090        $4,068,492            $4,172,863            $4,406,303          $4,141,184
-------------------------------------------------------------------------------------------------------------------------------
Total expenses               $1,352,665        $1,587,129            $1,589,152            $1,674,552          $1,633,328
-------------------------------------------------------------------------------------------------------------------------------
Net operating income         $2,672,425        $2,481,363            $2,583,711            $2,731,751          $2,507,856
-------------------------------------------------------------------------------------------------------------------------------
Net cash flow                $2,662,139        $2,437,991            $2,583,711            $2,700,951          $2,456,032
-------------------------------------------------------------------------------------------------------------------------------

         Buccaneer Estates. Buccaneer Estates is located in North Fort Myers, Florida and contains 971 sites. The community was developed in 1974. Buccaneer Estates is an age-restricted community, with 95% of the residents being 55 years of age or older. 99% of the sites in the community can accommodate doublewide homes. The community offers a full amenity package including gated access, two clubhouses, two swimming pools, two exercise rooms, putting green, jacuzzi, sauna, billiards, 12 shuffleboard courts, six horseshoe courts, two laundry rooms and a RV/boat storage area. All homes have brick skirting, carports, concrete drives, and screened porches.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              22

         According to the appraisal, occupancy rates for manufactured housing communities in the local market range from 92% to 100%. As of April 2000, Buccaneer Estates had an occupancy rate of 99.4%. Buccaneer Estates has an appraised value of $32,675,000 based on an appraisal as of May 17, 2000. The underwritten cash flow for the property is $2,302,731.

                                                     SUMMARIZED OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------------------------
                           YEAR ENDING        YEAR ENDING        TRAILING 12 MONTHS         APPRAISAL         UNDERWRITTEN
                          12/31/98 ACTUAL    12/31/99 ACTUAL       THROUGH 7/31/00
-------------------------------------------------------------------------------------------------------------------------------
Occupancy %                   99.8%              99.5%                  99.3%                 96.9%              95.0%
-------------------------------------------------------------------------------------------------------------------------------
Effective gross income      $3,521,681         $3,574,584            $3,635,761            $3,662,525          $3,523,330
-------------------------------------------------------------------------------------------------------------------------------
Total expenses              $1,109,365          $997,711             $1,039,710            $1,203,904          $1,172,049
-------------------------------------------------------------------------------------------------------------------------------
Net operating income        $2,412,316         $2,576,873            $2,596,051            $2,458,621          $2,351,281
-------------------------------------------------------------------------------------------------------------------------------
Net cash flow               $2,397,436         $2,550,468            $2,596,051            $2,434,121          $2,302,731
-------------------------------------------------------------------------------------------------------------------------------

         DeAnza Santa Cruz. DeAnza Santa Cruz is located in Santa Cruz, California and contains 198 sites. The community was developed in 1970. DeAnza Santa Cruz is an age-restricted community, with residents being 55 years of age or older. 100% of the sites in the community can accommodate doublewide homes. The community offers a full amenity package including a clubhouse, heated outdoor pool, exercise room, hot tub, saunas, laundry buildings and a RV/boat storage area. All homes have brick skirting, carports, concrete drives and screened porches.

         According to the appraisal, the occupancy rate for manufactured housing communities in the local market is 100%. As of April 2000, DeAnza Santa Cruz had an occupancy rate of 100%. DeAnza Santa Cruz has an appraised value of $8,800,000 based on an appraisal as of May 18, 2000. The underwritten cash flow for the property is $755,075.

                                                     SUMMARIZED OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------------------------
                             YEAR ENDING       YEAR ENDING      TRAILING 12 MONTHS       APPRAISAL           UNDERWRITTEN
                           12/31/98 ACTUAL   12/31/99 ACTUAL      THROUGH 7/31/00
-------------------------------------------------------------------------------------------------------------------------------
Occupancy %                     100%              100%                 100%                98.8%                95.0%
-------------------------------------------------------------------------------------------------------------------------------
Effective gross income       $1,368,895        $1,370,909           $1,383,323           $1,395,819           $1,344,547
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                $652,684          $606,246             $630,435             $599,633             $576,822
-------------------------------------------------------------------------------------------------------------------------------
Net operating income          $716,211          $764,663             $752,888             $796,186             $767,725
-------------------------------------------------------------------------------------------------------------------------------
Net cash flow                 $710,237          $762,052             $752,888             $791,236             $755,075
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              23
         Bay Lake Estates. Bay Lake Estates is located in Nokomis, Florida and contains 228 sites. The community was developed in 1972. Bay Lake Estates is an age-restricted community, with 95% of the residents being 55 years of age or older. 100% of the sites in the community can accommodate doublewide homes. The community offers a full amenity package including a clubhouse (consisting of a large meeting hall with stage area, full kitchen, library and billiard room), a heated swimming pool, sun deck, 8 shuffleboard courts, bocce court, laundry facilities, a fishing lake and RV/boat storage area. All homes have brick skirting, carports, concrete drives and screened porches.

         According to the appraisal, the occupancy rate for manufactured housing communities in the local market is 100%. As of April 2000, Bay Lake Estates had an occupancy rate of 99.6%. Bay Lake Estates has an appraised value of $7,900,000 based on an appraisal as of May 17, 2000. The underwritten cash flow for the property is $575,586.

                                                     SUMMARIZED OPERATING RESULTS
-------------------------------------------------------------------------------------------------------------------------------
                             YEAR ENDING        YEAR ENDING       TRAILING 12 MONTHS        APPRAISAL         UNDERWRITTEN
                           12/31/98 ACTUAL    12/31/99 ACTUAL       THROUGH 7/31/00
-------------------------------------------------------------------------------------------------------------------------------
Occupancy %                     99.7%              99.0%                 99.1%                96.8%              95.0%
-------------------------------------------------------------------------------------------------------------------------------
Effective gross income        $956,999           $982,011             $1,007,658            $1,056,679          $981,226
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                $345,870           $344,305              $345,010              $395,384           $394,240
-------------------------------------------------------------------------------------------------------------------------------
Net operating income          $611,129           $637,706              $662,648              $661,295           $586,986
-------------------------------------------------------------------------------------------------------------------------------
Net cash flow                 $601,465           $628,819              $662,648              $655,595           $575,586
-------------------------------------------------------------------------------------------------------------------------------

THE BORROWER

         The borrowers are MHC-DeAnza Financing Limited Partnership, an Illinois limited partnership ("DeAnza"), and Snowbirdland Vistas, Inc., an Illinois corporation ("Snowbirdland") The borrowers are affiliates of Manufactured Home Communities, Inc., a real estate investment trust whose shares are publicly traded. Each borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged properties or to have any assets, other than its interest in the mortgaged properties, or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. The general partner of DeAnza is MHC-QRS DeAnza, Inc., an Illinois corporation that is required to have at least one independent party whose consent is required for, among other things, the filing of a bankruptcy petition by DeAnza. Snowbirdland is required to have at least one independent party who is required to approve, among other things, the filing of a bankruptcy petition by Snowbirdland. In connection with the closing of the mortgage loan, the lender received an opinion from the borrowers' counsel to the effect that, among other things, the assets of the borrowers would not be consolidated with the assets of any party having a controlling interest in either borrower in the event of a bankruptcy or insolvency of that party.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              24
MANAGEMENT

         The properties are managed by MHC Management Limited Partnership, an Illinois limited partnership that is an affiliate of the borrowers.

ESCROWS

         The borrowers funded the following reserve accounts upon the origination of the mortgage loan: (a) a real estate tax and insurance premium account in the initial amount of $1,606,379 and (b) a repair and remediation reserve in the initial amount of $78,410. The loan documents require the borrowers to make monthly deposits to the tax and insurance premium account in an amount sufficient to pay real estate taxes and insurance premiums when due. The loan documents also require the borrowers to make monthly deposits to a replacement reserve until the balance on deposit therein equals $760,722 and thereafter to make additional monthly deposits as are necessary to maintain such amount.

ADDITIONAL DEBT/TRANSFERS

         Except as described below, the loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in any of the mortgaged properties or any transfer of an interest in either borrower or (ii) any additional encumbrance of any of the properties, in each case without the prior written consent of the lender.

         Defeasance. At any time after the second anniversary of the date of initial issuance of the certificates, the borrower is entitled to obtain a release of one or more of the mortgaged properties from the lien of the mortgages upon the substitution of non-callable United States Treasury securities that provide for the payment of the remaining scheduled cash flow attributable to 125% of the portion of the indebtedness allocable to the mortgaged properties to be released.

         Property Transfer to Unaffiliated Third Party. The borrowers have a right to sell, which right is exercisable one time only, all (but not less than all) of the properties to and cause an assumption of the mortgage loan by a third party, subject to the satisfaction of various terms and conditions. Conditions to an assignment and assumption include, among other things, (a) the absence of a default under the mortgage loan, (b) a satisfactory credit and underwriting review by the lender, (c) the lender's determination that the transferee has recent experience in the ownership and operation of properties comparable to the mortgaged properties, (d) delivery of an endorsement to the title insurance policy confirming that the liens of the related mortgages will not be impaired by reason of the transfer, (e) organization of the transferee in a manner that conforms to the special purpose and entity separateness covenants set forth in the mortgage loan and delivery of a non-consolidation opinion if required by the lender, and (f) payment of an assumption fee in an amount equal to 0.5% or the then unpaid principal balance of the mortgage loan.

         Property Transfer to an Affiliate. The borrowers have a right with respect to each of the mortgaged properties, which right is exercisable one time only with respect to any mortgaged property, to transfer the mortgaged property to an affiliate of the borrowers, subject to the satisfaction of various terms and conditions. Conditions to a transfer include, among other things, (a) the absence of a default under the mortgage loan, (b) the lender's reasonable determination that the mortgaged property's cash flow will not be materially and adversely affected by any increase in real property taxes resulting from such transfer, (c) delivery of an endorsement to the title insurance policy confirming

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              25

that the liens of the related mortgages will not be impaired by reason of the transfer, and (d) organization of the transferee in a manner that conforms to the special purpose and entity separateness covenants set forth in the mortgage loan and delivery of a non-consolidation opinion if required by the lender.

         Replacement Properties. The borrowers are entitled to obtain a release of one or more of the mortgaged properties from the lien of the mortgages upon delivery of a mortgage on one or more replacement manufactured housing communities, provided that the borrower is not entitled to the release of any mortgaged property whose allocated portion of the indebtedness, together with that of any and all other properties previously released, represents more than 30% of the original principal balance of the mortgage loan. Other terms and conditions to a release and substitution include, among other things, (a) the absence of a default under the mortgage loan; (b) delivery of an appraisal of the replacement property and, if required by the holder of the mortgage loan, the remaining properties, reflecting an aggregate loan-to-value ratio that is not more than 63%; (c) the replacement property and remaining properties having a pro forma debt service coverage ratio that is not less than 1.41x; (d) delivery of a "Phase I" environmental assessment report (and, if recommended by the "Phase I" environmental assessment report, a "Phase II" environmental assessment report) that does not identify any violations of any applicable environmental laws; (e) delivery of an engineering report that states that the replacement property complies with all applicable building laws and does not recommend the performance of deferred maintenance estimated to cost in excess of $50,000 (and establishment of a reserve in the amount of 150% of the estimated costs of any deferred maintenance that is recommended); and (f) delivery of a title insurance policy for the replacement property.

         See Loan no. 310900140 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              26
LOAN NO. 28983 -- FM GLOBAL HEADQUARTERS

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's leasehold interest under a ground lease on a 328,359 square foot suburban office building located in Johnston, Rhode Island, that is 100% sub-leased to Factory Mutual Insurance Company, and is also secured by a first mortgage on the ground lessor's fee interest in the mortgaged property. This mortgage loan is scheduled to amortize fully by its maturity on August 1, 2009 pursuant to a semi-annual payment schedule. This mortgage loan was originated by Bear, Stearns Funding, Inc. on July 31, 2000.

---------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:              $31,802,702         PROPERTY TYPE:                        Office, Suburban
GROSS MORTGAGE RATE:               8.7350%             LOCATION:                             Johnston, Rhode Island
INTEREST ACCRUAL METHOD:           30/360              YEAR BUILT/RENOVATED:                 1973/1997
FIRST PAYMENT DATE:                8/1/2000            SQUARE FEET:                          328,359
MATURITY DATE:                     8/1/2009            CUT-OFF DATE BALANCE/SQ.FT.:          $96.85
ORIGINAL AMORTIZATION:             109
ANNUAL DEBT SERVICE:               $4,673,391          OCCUPANCY:                            100.0%
LOCKOUT END DATE:                  7/31/2009           OCCUPANCY DATE:                       4/1/2000
CALL PROTECTION:                   Defeasance
CALL PROTECTION END DATE:          7/31/2009           APPRAISED VALUE:                      $63,520,000
ESCROWS                                                CUT-OFF DATE LTV:                     50.1%
 REAL ESTATE TAXES:                Springing           BALLOON LTV:                          0.0%
 INSURANCE:                        Springing
 REPLACEMENT RESERVES:             Springing           UNDERWRITTEN CASH FLOW:               $8,062,340
                                                       DSCR:                                 1.73x
---------------------------------------------------------------------------------------------------------------------------

THE MORTGAGED PROPERTY

         The mortgaged property, which consists of one low-rise office building on a 25.84 acre site in Johnston, Rhode Island, is located approximately 10 minutes from the Providence central business district and less than three miles from the Interstate 295 interchange. The mortgaged property was constructed in 1973 and was renovated in 1997. As a result of a sale-leaseback transaction, the fee interest in the mortgaged property is owned by Factory Mutual Insurance Company and is ground-leased to the borrower, PREFCO II Limited Partnership. The borrower is 80% owned by Pitney Bowes Credit Corporation, the limited partner, and 20% owned by PREFCO II, INC., the general partner. PREFCO II Limited Partnership subleases the building to Factory Mutual Insurance Company pursuant to a triple net lease that expires July 31, 2009. Factory Mutual Insurance Company is obligated to pay ground rent as additional rent and to otherwise perform all obligations of the borrower under the ground lease. Rent payments are due semi-annually in arrears on the same dates and in at least the same amounts that payments are due under the mortgage loan and the ground lease. The ground lease expires on July 31, 2019, but can be extended for up to 20 additional years. The fee owner has granted the lender a mortgage on the fee estate as additional security for the mortgage loan. The fee mortgage, however, may only be foreclosed following an event of default by the tenant under the sublease to Factory Mutual Insurance Company.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              27
         The sublease with Factory Mutual Insurance allows the tenant to terminate the sublease following a substantial casualty or condemnation upon payment of an amount calculated pursuant to a formula in the sublease, which amount is at least equal to the outstanding principal balance of the mortgage loan plus accrued interest, if any. In such event, the loan documents provide that the mortgage loan will be prepaid at par without any yield maintenance or prepayment premium. The sublease tenant also has both an additional option to terminate for uneconomic use and an option to purchase, both exercisable beginning August 1, 2004 (which date is after the defeasance lockout period of the mortgage loan). If the tenant exercises either the termination or purchase option, it must pay the borrower an amount calculated pursuant to a formula in the sublease, which amount is at least equal to the outstanding principal balance of the mortgage loan and accrued interest, if any. In such event, the loan documents require the borrower to defease the mortgage loan.

THE BORROWER

         The borrower, PREFCO II Limited Partnership, is owned by Pitney Bowes Credit Corporation as the 99% limited partner and the indirect owner of the 1% general partner. Pitney Bowes Credit Corporation is a wholly-owned subsidiary of Pitney Bowes Corporation. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the borrower's organizational documents require two independent directors of the general partner and the unanimous vote of the directors of the general partner in order to file a bankruptcy petition related to the borrower. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The property is managed by Factory Mutual Insurance Company pursuant to the sublease.

ESCROWS

         Under the sublease, Factory Mutual Insurance Company is required to pay all real estate taxes and property insurance premiums and to maintain the property. If the borrower at any time fails to provide the lender with satisfactory evidence of payment of real estate taxes and property insurance premiums in accordance with the loan documents, the lender may require the borrower to thereafter fund escrows for those items. If the property is not maintained in accordance with the loan documents, the lender may require the borrower to thereafter fund an additional escrow for future capital expenditures.

SECONDARY DEBT

         There is a second mortgage loan encumbering the borrower's leasehold interest in the property which will remain outstanding for the entire term of the mortgage loan. The second mortgage loan is 75% owned by GA Dekalb, Inc., an affiliate of Shearson Lehman Holdings, Inc., and 25% owned by Factory Mutual Insurance Company (collectively, the "Subordinate Lender"). The current principal amount of the second mortgage loan is approximately $14,000,000, which is scheduled to increase to approximately $17,000,000 as a result of negative amortization over

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              28

the next four years, and then fully amortize over 15 years. The second mortgage loan is scheduled to mature on August 1, 2019, ten years after the maturity of the self-liquidating first mortgage loan. The second mortgage loan requires payments of principal and interest, but 75% of such payments (the portion owed to GA DeKalb, Inc.), have been prepaid through August 1, 2009 (the maturity date of the mortgage loan). Current payments of principal and/or interest on the second mortgage loan are made from payments of rent due to the borrower under the Factory Mutual Insurance Company net lease that are in excess of payments of principal and interest due under the mortgage loan and ground lease payments.

         The Subordinate Lender has entered into a subordination agreement with the lender under the mortgage loan which may not contain all customary provisions for such an agreement. However, Pitney Bowes Credit Corporation (whose long term unsecured debt is currently rated Aa3 by Moody's and AA by Standard & Poor's) has executed a guaranty in favor of the holder of the mortgage loan holding it harmless for losses incurred as a result of (i) the failure of any amounts due under the first mortgage loan to be senior to sums due under the second mortgage loan, (ii) the absence of certain representations and warranties by the Subordinate Lender relating to the second mortgage loan, and (iii) modifications of the second mortgage loan made without the consent of the holder of the mortgage loan contained in the mortgage pool.

         Pitney Bowes Credit Corporation has also agreed to indemnify the holder of the mortgage loan contained in the mortgage pool for any losses resulting from the Subordinate Lender's attempt to exercise any rights in a bankruptcy proceeding involving the borrower. The amount of the indemnity is capped at $2,500,000, which amount decreases to $700,000 pursuant to a schedule as the mortgage loan amortizes.

ADDITIONAL DEBT/TRANSFERS

                  The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the property or any transfer of more than 49% of the interest in the borrower or
(ii) any additional encumbrance of the property other than the existing second mortgage loan, in each case without the prior written consent of the lender.

         See Loan No. 28983 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              29
LOAN NO. 310851623 -- U-HAUL PORTFOLIO

OVERVIEW

         This mortgage loan is secured by 18 first mortgages on the borrower's leasehold interests in 18 self-storage facilities and by one first mortgage on the borrower's fee interest in one self-storage facility. The fee interests in those leasehold mortgaged properties are owned by a borrower affiliate that has subordinated those fee interests to the lien of the related mortgage. Accordingly, this mortgage loan is presented in the preliminary prospectus supplement as if the borrower's leasehold interests in those mortgaged properties consisted of a fee interest. All of the borrower's leasehold interests were created pursuant to ground leases that expire in 2098. The mortgaged properties are located in the following states: five in Virginia, three in Louisiana, three in South Carolina, two in California, and one in each of Arizona, North Carolina, Pennsylvania, Arkansas, Georgia and Maryland. The 19 self-storage facilities include 9,595 units totaling 925,664 square feet. The mortgage loan was originated by Wells Fargo Bank, National Association on August 10, 1999. The information in the box immediately below is presented on a combined basis for all 19 properties.

-----------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $31,726,782          PROPERTY TYPE:                          Self-Storage
GROSS MORTGAGE RATE:                    8.5230%              LOCATION:                               See below
INTEREST ACCRUAL METHOD:                Actual/360           YEAR BUILT/RENOVATED:                   See below
FIRST PAYMENT DATE:                     10/1/1999            NO. OF UNITS:                           9,595
MATURITY DATE:                          9/1/2009             CUT-OFF DATE BALANCE/UNIT:              $3,306.60
ORIGINAL AMORTIZATION:                  300
ANNUAL DEBT SERVICE:                    $3,107,707           W/A OCCUPANCY:                          84.8%
LOCKOUT END DATE:                       6/30/2009            OCCUPANCY DATE:                         5/31/2000
CALL PROTECTION:                        Defeasance
CALL PROTECTION END DATE:               6/30/2009            APPRAISED VALUE:                        $45,990,000
ESCROWS                                                      CUT-OFF DATE LTV:                       69.0%
 REAL ESTATE TAXES:                     Yes                  BALLOON LTV:                            58.4%
 INSURANCE:                             No
 REPLACEMENT RESERVES:                  Yes                  UNDERWRITTEN CASH FLOW:                 $4,383,542
                                                             DSCR:                                   1.41x
-----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              30
THE PROPERTIES

         Set forth below is certain summary information with respect to the mortgaged properties:

 --------------------------------------------------------------------------------------------------------------------------
 LOAN NO.         PROPERTY NAME                      LOCATION                YEAR BUILT       NUMBER          SQUARE
                                                                                             OF UNITS           FEET
 --------------------------------------------------------------------------------------------------------------------------
 310851623A       U-Haul Storage Belt Boulevard      Richmond, VA               1988           593            60,200
 --------------------------------------------------------------------------------------------------------------------------
 310851623B       U-Haul Storage Cactus & 51st       Glendale, AZ               1980           442            40,455
 --------------------------------------------------------------------------------------------------------------------------
 310851623C       U-Haul Storage Boone               Boone, NC                  1985           317            29,700
 --------------------------------------------------------------------------------------------------------------------------
 310851623D       U-Haul Storage Highland Avenue     Chester, PA                1989           583            70,500
 --------------------------------------------------------------------------------------------------------------------------
 310851623E       U-Haul Storage Marietta Street     Kenner, LA                 1990           845            73,350
 --------------------------------------------------------------------------------------------------------------------------
 310851623F       U-Haul Storage Decker Park Road    Columbia, SC               1986           460            48,496
 --------------------------------------------------------------------------------------------------------------------------
 310851623G       U-Haul Storage Jamil Road          Columbia, SC               1988           485            50,625
 --------------------------------------------------------------------------------------------------------------------------
 310851623H       U-Haul Storage Holland Road        Suffolk, VA                1988           334            35,400
 --------------------------------------------------------------------------------------------------------------------------
 310851623I       U-Haul Storage Elm Drive           Mechanicsville, VA         1989           337            35,400
 --------------------------------------------------------------------------------------------------------------------------
 310851623J       U-Haul Storage Washington Road     College Park, GA           1985           583            55,150
 --------------------------------------------------------------------------------------------------------------------------
 310851623K       U-Haul Storage Asher Avenue        Little Rock, AR            1980           750            67,206
 --------------------------------------------------------------------------------------------------------------------------
 310851623L       U-Haul Storage Myrtle Beach        Myrtle Beach, SC           1987           346            34,700
 --------------------------------------------------------------------------------------------------------------------------
 310851623M       U-Haul Storage North Boulevard     Richmond, VA               1946           643            51,414
 --------------------------------------------------------------------------------------------------------------------------
 310851623N       U-Haul Storage Odenton             Odenton, MD                1988           479            40,255
 --------------------------------------------------------------------------------------------------------------------------
 310851623O       U-Haul Storage Sterling            Sterling, VA               1988           348            42,225
 --------------------------------------------------------------------------------------------------------------------------
 310851623P       U-Haul Storage Westwood            Shreveport, LA             1986           412            46,375
 --------------------------------------------------------------------------------------------------------------------------
 310851623Q       U-Haul Storage Marrero             Marrero, LA                1985           288            27,438
 --------------------------------------------------------------------------------------------------------------------------
 310851623R       U-Haul Storage Carlsbad            Carlsbad, CA               1996          1,006           73,940
 --------------------------------------------------------------------------------------------------------------------------
 310851623S       U-Haul Storage Rialto              Rialto, CA                 1988           344            42,835
 --------------------------------------------------------------------------------------------------------------------------
 Total                                                                                        9,595           925,664
 --------------------------------------------------------------------------------------------------------------------------

         Set forth below is a general description and certain other information with respect to each related mortgaged property.

         U-Haul Storage Belt Boulevard consists of eight single-story warehouse storage buildings and one single-story office/manager's residence situated on
5.8 acres. The improvements were constructed in 1988 and include 593 self-storage units and 25 parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 85.3% occupied as of May 31, 2000.

         U-Haul Storage Cactus & 51st consists of six single-story warehouse storage buildings and one two-story office/manager's residence situated on 2.5 acres. The improvements were constructed in 1980 and include 442

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              31

self-storage units and 10 parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 77.4% occupied as of May 31, 2000.

         U-Haul Storage Boone consists of nine single-story warehouse storage buildings with a rental office and apartment attached to one of the buildings situated on 4.2 acres. The improvements were constructed in 1985 and include 317 self-storage units and three parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 75.1% occupied as of May 31, 2000.

         U-Haul Storage Highland Avenue consists of eight single-story warehouse storage buildings and one two-story office/manager's residence situated on 3.5 acres. The improvements were constructed in 1989 and include 583 self-storage units and nine parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 8, 2029. The mortgaged property was 93.1% occupied as of May 31, 2000.

         U-Haul Storage Marietta Street consists of six two-story storage buildings and one office/manager's apartment attached to one of the buildings situated on 2.3 acres. The improvements were constructed in 1990 and include 845 self-storage units and five parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 73.2% occupied as of May 31, 2000.

         U-Haul Storage Decker Park Road consists of 13 single-story warehouse storage buildings and a two-story office/manager's residence situated on 2.9 acres. The improvements were constructed in 1986 and include 460 self-storage units and 10 parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 74.1% occupied as of May 31, 2000.

         U-Haul Storage Jamil Road consists of nine single-story warehouse storage buildings and one single-story office/manager's residence situated on
2.7 acres. The improvements were constructed in 1988 and include 485 self-storage units and three parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 82.5% occupied as of May 31, 2000.

         U-Haul Storage Holland Road consists of seven single-story warehouse storage buildings and one two-story office/manager's residence situated on 4.3 acres. The improvements were constructed in 1988 and include 334 self-storage units and four parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 87.4% occupied as of May 31, 2000.

         U-Haul Storage Myrtle Beach consists of 14 single-story warehouse storage buildings and one single-story office/manager's residence situated on
2.7 acres. The improvements were constructed in 1987 and include 346 self-storage units. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 57.8% occupied as of May 31, 2000.

         U-Haul Storage Asher Avenue consists of three single-story warehouse storage buildings and one two-story office/manager's residence situated on 3.3 acres. The improvements were constructed in 1980 and include 750 self-storage units, eight of which are climate-controlled, and five parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 68.9% occupied as of May 31, 2000.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              32
         U-Haul Storage Elm Drive consists of eight single-story warehouse storage buildings and one two-story office/manager's residence situated on 2.5 acres. The improvements were constructed in 1989 and include 337 self-storage units and 10 parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 81.4% occupied as of May 31, 2000.

         U-Haul Storage Washington Road consists of 22 single-story warehouse storage buildings and one two-story office/manager's residence situated on 3.1 acres. The improvements were constructed in 1985 and include 583 self-storage units and four parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 86.6% occupied as of May 31, 2000.

         U-Haul Storage North Boulevard consists of seven single-story warehouse storage buildings situated on 2.8 acres. The improvements were constructed in 1946 and include 643 self-storage units and 21 parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 83.5% occupied as of May 31, 2000.

         U-Haul Storage Odenton consists of three two-story warehouse storage buildings, one single-story office/manager's residence, and one RV storage space situated on 2.7 acres. The improvements were constructed in 1988 and include 479 self-storage units and four parking spaces. The mortgage loan is secured by the borrower's fee interest in the mortgaged property. The mortgaged property was 86.2% occupied as of May 31, 2000.

         U-Haul Storage Sterling consists of six single-story warehouse storage buildings and one single-story office/manager's residence situated on 3.0 acres. The improvements were constructed in 1988 and include 348 self-storage units and six parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 94.2% occupied as of May 31, 2000.

         U-Haul Storage Westwood consists of five single-story warehouse storage buildings and one two-story office/manager's residence situated on 2.8 acres. The improvements were constructed in 1986 and include 412 self-storage units and three parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 86.9% occupied as of May 31, 2000.

         U-Haul Storage Marrero consists of one single-story building situated on 2.1 acres. The improvements were constructed in 1985 and include 288 self-storage units, a rental office, a manager's apartment, three retail tenant spaces and five parking spaces. The mortgaged property consists of borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 84.8% occupied as of May 31, 2000.

         U-Haul Storage Carlsbad consists of seven interconnecting and one freestanding warehouse storage buildings and is situated on 3.5 acres. Six buildings are two-story, one building is one-story, and one building, which contains the office/manager's residence, has both one-story and two-story portions. The improvements were constructed in 1996 and include 1,006 self-storage units and six parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 95.3% occupied as of May 31, 2000.

         U-Haul Storage Rialto consists of four single-story and two two-story warehouse storage buildings, and one two-story office/manager's residence situated on 1.7 acres. The improvements were constructed in 1988 and include

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              33

344 self-storage units and eight parking spaces. The mortgaged property consists of the borrower's interest as a tenant under a ground lease that expires August 31, 2098. The mortgaged property was 93.3% occupied as of May 31, 2000.

THE BORROWER

         The borrower is XI SAC Self Storage Corporation, a wholly-owned subsidiary of SAC Holdings Corporation. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the borrower's organizational documents require an independent director and the unanimous vote of directors of the borrower in connection with the filing of a petition of bankruptcy related to the borrower. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The mortgaged properties are managed by U-Haul International.

ESCROWS


         The loan documents require the borrower to fund monthly escrow deposits in an amount sufficient to pay real estate taxes when due. In addition, the loan documents require the borrower to fund monthly escrow deposits in an amount equal to $11,570.80 for future capital expenditures.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in any mortgaged property or any transfer of an interest in the borrower or (ii) any additional encumbrance of any mortgaged property, in each case without the prior written consent of the lender.

         See Loan No. 310851623 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              34
LOAN NO. 10006891 -- TROLLEY SQUARE

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 220,451 square foot anchored shopping center located in Salt Lake City, Utah. The mortgage loan was originated by or on behalf of Morgan Stanley Dean Witter Mortgage Capital Inc. on July 13, 2000.

------------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                   $29,725,099          PROPERTY TYPE:                             Retail, Anchored
GROSS MORTGAGE RATE:                    9.0300%              LOCATION:                                  Salt Lake City, Utah
INTEREST ACCRUAL METHOD:                Actual/360           YEAR BUILT/RENOVATED:                      1908/1986
FIRST PAYMENT DATE:                     9/1/2000             SQUARE FEET:                               220,451
ANTICIPATED REPAYMENT DATE:             8/1/2010             CUT-OFF DATE BALANCE/SQ.FT.:               $134.84
ORIGINAL AMORTIZATION:                  360
ANNUAL DEBT SERVICE:                    $2,880,212           OCCUPANCY:                                 93.8%
LOCKOUT END DATE:                       4/30/2010            OCCUPANCY DATE:                            8/24/2000
CALL PROTECTION:                        Defeasance
CALL PROTECTION END DATE:               4/30/2010            APPRAISED VALUE:                           $46,000,000
ESCROWS                                                      CUT-OFF DATE LTV:                          64.6%
 REAL ESTATE TAXES:                     Yes                  BALLOON LTV:                               59.2%
 INSURANCE:                             No
 REPLACEMENT RESERVES:                  Yes                  UNDERWRITTEN CASH FLOW:                    $3,859,179
                                                             DSCR:                                      1.34x
------------------------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property, which consists of four buildings, is located on the eastern periphery of downtown Salt Lake City. The buildings, which were originally constructed to store, build, repair and maintain Salt Lake City's trolley cars, were converted to retail use between 1970 and 1972. The mortgaged property was substantially renovated in 1986 and was added to the National Register of Historical Places in 1996. Additional retail space was added in 1998, when two of the four buildings were converted from theater use. Major tenants at the property include Cineplex Odeon (16,686 square feet) under a lease expiring January 2009, Restoration Hardware (14,000 square feet) under a lease expiring January 2011, Hard Rock Cafe (10,000 square feet) under a lease expiring December 2008, Pottery Barn (10,000 square feet) under a lease expiring January 2009, and Banana Republic (7,246 square feet) under a lease expiring May 2006.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              35
THE BORROWER

         The borrower is Trolley Holdings, LLC, a Delaware limited liability company. Trolley Holdings, LLC is owned by TS1 Partnership Limited Partnership, a Delaware limited partnership, which is owned by Simon Property Group, L.P. and Wally Wright. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the borrower's organizational documents require an independent director and the unanimous vote of directors of the borrower in connection with the filing of a petition of bankruptcy related to the borrower. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The mortgaged property is managed by Simon Property Group, which is affiliated with the borrower.

ESCROWS

         The loan documents require the borrower to fund the following monthly escrow deposits: (a) an amount sufficient to pay real estate taxes when due; (b) $10,839 for future capital expenditures; and (c) $31,674 to cover any expenses associated with lease roll-over, subject to a cap in the amount of $500,000. The borrower is required to pay property insurance premiums when they become due. If the borrower at any time fails to provide the lender with satisfactory evidence of the payment of property insurance premiums or of the completion of certain required repairs, the lender may require the borrower to thereafter fund an escrow to provide for the payment of property insurance premiums or the completion of those repairs.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         The loan documents permit (without payment to the lender of any assumption fee) transfers of interests in the borrower among any existing interest holders or their affiliates provided that certain conditions are satisfied, including, among other conditions, that certain principals continue to own at least 50% of the total ownership interests in the borrower, directly or indirectly, and continue to control the management of the borrower and (if any transferee will hold more than 49% of the interests in the borrower) the lender receives confirmation from the rating agencies that the transfer would not result in the downgrade, qualification (if applicable) or withdrawal of the then current ratings assigned to any class of certificates.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              36

AMORTIZATION

         During the period prior to August 1, 2010, the loan documents require the borrower to make monthly payments of principal and interest, in arrears, in the combined amount of $240,017.69, which amount was calculated on the basis of a 360-month amortization schedule. In addition to the foregoing payments, after the interest rate resets on August 1, 2010, the loan documents also require the borrower to pay to the lender all of the borrower's excess cash flow, monthly, to further amortize the loan.


         See Loan No. 10006891 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              37
LOAN NO. 28326 -- JEFFERSON HILL APARTMENTS

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 504 unit multifamily property located in Irving, Texas. The mortgage loan was originated by Bear, Stearns Funding, Inc. on February 1, 2000.

-----------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                 $25,406,203        PROPERTY TYPE:                        Multifamily, Garden
GROSS MORTGAGE RATE:                  7.8800%            LOCATION:                             Irving, Texas
INTEREST ACCRUAL METHOD:              30/360             YEAR BUILT/RENOVATED:                 1998
FIRST PAYMENT DATE:                   3/1/2000           UNITS:                                504
MATURITY DATE:                        2/1/2010           CUT-OFF DATE BALANCE/UNIT:            $50,409.13
ORIGINAL AMORTIZATION:                360
ANNUAL DEBT SERVICE:                  $2,224,127         OCCUPANCY:                            90.9%
LOCKOUT END DATE:                     1/31/2010          OCCUPANCY DATE:                       4/15/2000
CALL PROTECTION:                      Defeasance
CALL PROTECTION END DATE:             1/31/2010          APPRAISED VALUE:                      $37,000,000
ESCROWS                                                  CUT-OFF DATE LTV:                     68.7%
 REAL ESTATE TAXES:                   Yes                BALLOON LTV:                          60.4%
 INSURANCE:                           Yes
 REPLACEMENT RESERVES:                Yes                UNDERWRITTEN CASH FLOW:               $3,126,648
                                                         DSCR:                                 1.41x
-----------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property is a 504 unit multifamily property consisting of 24 three-story wood frame and stucco buildings. The mortgaged property, which was completed in 1998, is located on MacArthur Boulevard and is approximately 10 miles from Downtown Dallas, five miles from the Las Colinas Business District and eight miles from the Dallas/Fort Worth International Airport. Amenities at the complex include a clubhouse, media theater, spa and dry sauna, fitness center, steam room, and resort style swimming pools.

THE BORROWER

         The borrower is Dakota Hill Properties, a Texas limited partnership with Dakota-IRET Inc., a Texas Corporation, as its sole general partner. Dakota-IRET Inc. is a subsidiary of Investors Real Estate Trust, a business trust whose shares are traded on NASDAQ. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, nor have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              38

not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The mortgaged property is managed by ConAm Management Corporation, which is unaffiliated with the borrower.

ESCROWS

         The borrower funded real estate tax, property insurance premium and replacement reserve escrows at closing, in each case equal to half of one year's payment (in the case of replacement reserves, based on an annual requirement of $200 per unit), which will be held for the term of the mortgage loan. The borrower is required to pay real estate taxes and property insurance premiums as they become due from time to time. If the borrower at any time fails to provide the lender with satisfactory evidence of payment of real estate taxes and property insurance premiums, the lender may require the borrower to thereafter fund escrows to provide for such items. If the mortgaged property is not maintained as required by the loan documents, the lender may require the borrower to fund an additional escrow for future capital expenditures.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property or a transfer of more than 49% of the interests in the borrower to an unrelated third party or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         See Loan No. 28326 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              39
LOAN NO. 28750 -- LONG BEACH MARKETPLACE

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 156,343 square foot anchored shopping center located in Long Beach, California. The mortgage loan was originated by Bear, Stearns Funding, Inc. on May 15, 2000.

------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:             $21,157,357        PROPERTY TYPE:                       Retail, Anchored
GROSS MORTGAGE RATE:              8.4300%            LOCATION:                            Long Beach,  California
INTEREST ACCRUAL METHOD:          Actual/360         YEAR BUILT/RENOVATED:                1974/1996
FIRST PAYMENT DATE:               7/1/2000           SQUARE FEET:                         156,343
MATURITY DATE:                    6/1/2010           CUT-OFF DATE BALANCE/SQ.FT.:         $135.33
ORIGINAL AMORTIZATION:            360
ANNUAL DEBT SERVICE:              $1,943,509         OCCUPANCY:                           93.3%
LOCKOUT END DATE:                 5/31/2010          OCCUPANCY DATE:                      1/1/2000
CALL PROTECTION:                  Defeasance
CALL PROTECTION END DATE:         5/31/2010          APPRAISED VALUE:                     $28,600,000
ESCROWS                                              CUT-OFF DATE LTV:                    74.0%
REAL ESTATE TAXES:                Yes                BALLOON LTV:                         67.0%
INSURANCE:                        No
REPLACEMENT RESERVES:             Yes                UNDERWRITTEN CASH FLOW:              $2,583,157
                                                     DSCR:                                1.33x
------------------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property is a 156,343 square foot shopping center, which consists of seven multi-tenant retail shop buildings and five free-standing pads. The mortgaged property, which was constructed in 1974 and renovated in 1996, is located on an 18.89 acre parcel located at the intersection of Pacific Coast Highway and Westminster Avenue. Major tenants at the property include United Artists Theater (20,032 square feet) under a lease expiring December 2001, Claim Jumper (11,630 square feet) under a lease expiring April 2015, El Torito (10,041 square feet) under a lease expiring December 2003, Trader Joe's (10,000 square feet) under a lease expiring January 2013, and Lone Star Restaurant (6,656 square feet) under a lease expiring July 2008.

PARI PASSU LOAN

         The mortgage that secures this mortgage loan, which we refer to as this "pari passu loan," also secures a separate mortgage loan in the amount of $1,400,000, which we refer to as the "companion loan." The companion loan has substantially similar payment terms (other than principal balance) but is not included in the trust fund or part of the mortgage pool.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              40

         This pari passu loan and the companion loan are subject to an intercreditor agreement that provides that, until the Earnout Date described below, this pari passu loan will be senior in right of payment to the companion loan and after such Earnout Date will be pari passu with the companion loan in right of payment. The servicer and the special servicer of the mortgage pool will service and administer both this pari passu loan and the related companion loan. The holder of this pari passu loan, however, will generally be able to exercise any rights and remedies with respect to the mortgaged property for both the pari passu loan and the companion loan, including post default workout and foreclosure (but will not have the right to draw upon the letter of credit described below).

         The companion loan has the benefit of a $1,400,000 letter of credit (the "letter of credit"). To the extent the borrower satisfies certain criteria (the "Earnout Criteria"), on or before May 15, 2002 (the "Earnout Date"), the borrower has the right to have the letter of credit released, or within the first year, the right to request periodic reductions in the amount of the letter of credit. The Earnout Criteria include (a) new leases acceptable to the lender (as described in the loan agreement) and (b) certain financial criteria including (i) a specified increase in effective gross income (as defined in the loan agreement) over the effective gross income as of the closing of the mortgage loan, (ii) a minimum required debt service coverage ratio of 1.31x, or
(iii) a minimum loan-to-value ratio of approximately 80%, based on an updated appraisal of the mortgaged property.

         If the borrower has not achieved the Earnout Criteria by the Earnout Date, the holder of the companion loan is required to draw on the letter of credit and apply the proceeds thereof to the repayment of the companion loan (up to the amount of the letter of credit) in an amount calculated to cause the combined amount of this pari passu loan and the companion loan to satisfy the financial component of the Earnout Criteria set forth below. The amount of the repayment from the proceeds of the letter of credit must be equal to the greater of (A) the amount such that the combined principal amount of this pari passu loan plus the companion loan (as reduced) results in a combined debt service coverage ratio that is no less than 1.31x and a combined loan-to-value ratio of no more than 80% and (B) an amount equal to $1,400,000 less the product of (x) $1,400,000 and (y) a fraction, the numerator of which is the excess of the current effective gross income over $3,496,000 and the denominator of which is $220,000.

THE BORROWER

         The borrower is Long Beach Marketplace, LLC, a Delaware limited liability company. The borrower is owned by RPP Long Beach LLC, a Delaware limited liability company, which is controlled by RPP Properties LLC (which is controlled by Stuart Rubin and Richard Pachulski) and by FL Long Beach, Inc. (which is controlled by Marty Oliner). The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. Additionally, the borrower's organizational documents require an independent director as a special member and the unanimous vote of directors of all members of the borrower in connection with the filing of a petition of bankruptcy related to the borrower. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of either RPP Properties, LLC or FL Long Beach, Inc. in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The property is managed by Rubin Pachulski Properties 36, LLC, which is an affiliate of the borrower.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              41
ESCROWS

         The loan documents require the borrower to fund monthly escrow deposits in an amount sufficient to pay real estate taxes when due except for the portion of the mortgaged property that is leased to Coco's restaurant under a lease that requires Coco's to pay those taxes directly to the taxing authority (such portion being a separate tax parcel). In addition, the loan documents require the borrower to fund escrow deposits for (i) future capital expenditures by making monthly deposits based on an annual reserve amount of $0.15 per square foot and (ii) tenant improvements and leasing commissions by making monthly deposits of $6,250. Upon the occurrence of an event of default, or if the borrower at any time fails to provide the lender with satisfactory evidence of payment of property insurance premiums, the lender may require the borrower to thereafter fund an escrow to provide for the payment of property insurance premiums. The borrower is required to post a letter of credit in the amount of $500,000 as additional credit support for the United Artists Theater lease.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the lender may declare the mortgage loan immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property, provided that in certain instances the borrower may transfer its interest in the mortgaged property upon satisfaction of criteria specified in the loan documents, or a transfer of more than 49% of the interests in the borrower to an unrelated third party or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         See Loan No. 28750 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              42
LOAN NO. 310900049 -- WORLD KITCHEN WAREHOUSE

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 700,200 square foot warehouse/distribution building located in Monee, Illinois. The mortgage loan was originated by Wells Fargo Bank, National Association on May 5, 2000.

----------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:            $18,205,435          PROPERTY TYPE:                    Industrial/Warehouse,
                                                                                        Warehouse/Distribution
GROSS MORTGAGE RATE:             8.6400%              LOCATION:                         Monee, Illinois
INTEREST ACCRUAL METHOD:         Actual/360           YEAR BUILT/RENOVATED:             2000
FIRST PAYMENT DATE:              7/1/2000             SQUARE FEET:                      700,200
MATURITY DATE:                   6/1/2010             CUT-OFF DATE BALANCE/SQ. FT.:
                                                                                        $26.00
ORIGINAL AMORTIZATION:           360
ANNUAL DEBT SERVICE:             $1,704,763           OCCUPANCY:                        100.0%
LOCKOUT END DATE:                3/31/2010            OCCUPANCY DATE:                   4/1/2000
CALL PROTECTION                  Defeasance
CALL PROTECTION END DATE:        3/31/2010            APPRAISED VALUE:                  $27,600,000
ESCROWS                                               CUT-OFF DATE LTV:                 66.0%
 REAL ESTATE TAXES:              Springing            BALLOON LTV:                      60.0%
 INSURANCE:                      Springing
 REPLACEMENT RESERVES:           Yes                  UNDERWRITTEN CASH FLOW:           $2,157,250
                                                      DSCR:                             1.27x
----------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property is a single-tenant, bulk warehouse/distribution building situated on approximately 34.6 acres and located approximately 45 miles south of Chicago, in Monee, Illinois. The mortgaged property was constructed in 2000 and is 100% occupied by World Kitchen, Inc. under a lease expiring February 2015. World Kitchen, Inc. is a major manufacturer and marketer of oven/bakeware, dinnerware and kitchenware products, including Corning, Pyrex, Corelle and Revere.

THE BORROWER

         The borrower is Will Partners LLC, a Delaware limited liability company whose managing member is Will Acquisitions, Inc. World Kitchen Inc. has an ownership interest as a "special member" in the borrower which is limited to a priority entitlement to approximately 77% of cash flow distributions and the present value of those distributions over the remaining lease term if the property is sold during the term of the lease. The lease is non-cancelable (other than in the case of condemnation), with no abatement or offset from any casualty.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              43

         The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The mortgaged property is managed by World Kitchen, Inc., a member of the borrower.

ESCROWS

         If the borrower at any time fails to provide the lender with satisfactory evidence of payment of real estate taxes and property insurance premiums in accordance with the loan documents, the lender may require the borrower to thereafter fund escrows for those items. The loan documents require the borrower to fund monthly deposits into an escrow account for future capital expenditures in the amount of $5,835 monthly ($70,020 annually).

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         See Loan No. 310900049 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              44
LOAN NO. 310900130 -- SAN FRANCISCO MEDICAL CENTER

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's leasehold interest in a 66,122 square foot medical office building located in San Francisco, California. The mortgage loan was originated by Wells Fargo Bank, National Association on August 15, 2000.

 -------------------------------------------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:              $18,088,622      PROPERTY TYPE:                        Office, Medical

 GROSS MORTGAGE RATE:               8.3200%          LOCATION:                             San Francisco,
                                                                                           California
 INTEREST ACCRUAL METHOD:           Actual/360       YEAR BUILT/RENOVATED:                 1989

 FIRST PAYMENT DATE:                10/1/2000        SQUARE FEET:                          66,122

 MATURITY DATE:                     9/1/2010         CUT-OFF DATE BALANCE/SQ.FT.:          $273.56

 ORIGINAL AMORTIZATION:             360
 ANNUAL DEBT SERVICE:               $1,642,452       OCCUPANCY:                            100.0%
 LOCKOUT END DATE:                  6/30/2010        OCCUPANCY DATE:                       4/13/2000
 CALL PROTECTION:                   Defeasance
 CALL PROTECTION END DATE:          6/30/2010        APPRAISED VALUE:                      $26,000,000
 ESCROWS                                             CUT-OFF DATE LTV:                     69.6%
  REAL ESTATE TAXES:                Yes              BALLOON LTV:                          62.7%
  INSURANCE:                        Yes
  REPLACEMENT RESERVES:             Yes              UNDERWRITTEN CASH FLOW:               $2,069,359
                                                     DSCR:                                 1.26x
 -------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property is a six-story medical office building with an adjoining four-story parking garage which contains 530 spaces. Both the office building and the garage were built in 1989. The buildings are located in a dense urban neighborhood with a concentration of medical service establishments. The buildings are located directly across the street from UCSF/Mount Zion Hospital and the new Clinical Cancer Center, scheduled to open in September 2000, and three blocks north of Kaiser Permanente Hospital. Major tenants at the property include Kaiser Foundation Hospitals, Inc. (32,474 square feet) under a lease expiring December 2002, HealthSouth Surgery Center (13,218 square feet) under a lease expiring April 2009, and University of California San Francisco (Regents of the University of California) (12,389 square feet) under leases expiring November 2001 (1,954 square feet), September 2007 (9,517 square feet) and May 2003 (918 square feet).

         The borrower leases the mortgaged property pursuant to two ground leases that expire on January 4, 2059. The medical office building is leased from Mount Zion Hospital, and the parking garage is leased from Medical Center, a California non-profit corporation.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              45
THE BORROWER

         The borrower is WDG III San Francisco Medical Center, a California limited liability company with WDG San Francisco Medical Center, Inc. as its managing member. WDG San Francisco Medical Center, Inc. is a special purpose corporation that is wholly owned by Charles M. Collins, Paula R. Collins, Edward
J. Collins and Hallie A. Beacham and UNC Realty, Inc. (with a 0.833% interest), who will be liable for the carveout guarantees. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. In connection with the closing of the mortgage loan, the lender received an opinion from the borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The medical office building is managed by the Western Development Group, an affiliate of the borrower. The parking garage is managed by Central Parking Corporation, which is unaffiliated with the borrower.

ESCROWS

         The loan documents require the borrower to fund the following monthly escrow deposits: (a) an amount sufficient to pay real estate taxes and property insurance premiums when due; (b) $1,102 for future capital expenditures; and (c) $9,585 to cover lease roll-over expenses. In addition, $1,650,000 was withheld from loan proceeds at funding, and is currently held in escrow. The borrower has the right to obtain these withheld funds, during the period from April 1, 2001 through December 31, 2001, upon satisfaction of a debt service coverage ratio loan-to-value ratio specified in the loan agreement. If the borrower fails to achieve these criteria by December 31, 2001, the amount in escrow will be applied toward a partial prepayment of the mortgage and any yield maintenance charge imposed by the loan documents. Upon any such prepayment, the mortgage loan will be reamortized to reflect any reduction in the principal balance resulting from the prepayment.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property or any transfer of an interest in the borrower or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         See Loan No. 310900130 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              46
LOAN NO. 26908 -- HILTON GARDEN CUPERTINO

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's fee interest in a hotel located in Cupertino, California. The mortgage loan was originated by Bear, Stearns Funding, Inc. on September 15, 1999.

---------------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:                    $17,797,958          PROPERTY TYPE:                          Hospitality, Limited
                                                                                                      Service
GROSS MORTGAGE RATE:                     8.1900%              LOCATION:                               Cupertino, California
INTEREST ACCRUAL METHOD:                 Actual/360           YEAR BUILT/RENOVATED:                   1998
FIRST PAYMENT DATE:                      11/1/1999            NO. OF ROOMS:                           165
MATURITY DATE:                           10/1/2009            CUT-OFF DATE BALANCE/ROOM:              $107,866.41
ORIGINAL AMORTIZATION:                   300
ANNUAL DEBT SERVICE:                     $1,659,761           OCCUPANCY:                              73.9%
LOCKOUT END DATE:                        9/30/2009            OCCUPANCY DATE:                         7/31/2000
CALL PROTECTION:                         Defeasance           AVERAGE DAILY RATE:                     $167.46
CALL PROTECTION END DATE:                9/30/2009            APPRAISED VALUE:                        $31,700,000
ESCROWS                                                       CUT-OFF DATE LTV:                       56.1%
 REAL ESTATE TAXES:                      Yes                  BALLOON LTV:                            47.0%
 INSURANCE:                              Yes
 REPLACEMENT RESERVES:                   Yes                  UNDERWRITTEN CASH FLOW:                 $3,467,291
                                                              DSCR:                                   2.04x
---------------------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property is a 165 room Hilton Garden hotel situated on
2.17 acres. The mortgaged property, which was constructed in 1998, is a limited service hotel located directly across from the Hewlett-Packard Americas Headquarters, in the heart of Silicon Valley. The mortgaged property contains one 1,500 square foot meeting room, which is divisible into three 500 square foot rooms. In addition, the mortgaged property has an outdoor pool and jacuzzi, as well as an indoor fitness center.

THE BORROWER

         The borrower is Cupertino Hotel Associates, LLC, a California limited liability company whose managing member is Cupertino Hotel Management, LLC, an entity controlled by Peter Pau. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, or to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the mortgage loan. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              47
MANAGEMENT

         The mortgaged property is managed by Fred K. Reed & Associates, which is unaffiliated with the borrower.

ESCROWS

         The loan documents require the borrower to fund monthly escrow deposits in an amount sufficient to pay real estate taxes and property insurance premiums when due. In addition, the loan documents require the borrower to make monthly deposits of $27,353.50 to a furniture, fixtures and equipment escrow account until a balance of $750,000 is achieved and thereafter to make monthly contributions of $27,353.50 or such lesser amount as is necessary to maintain that balance.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property or a transfer of more than 49% of the interests in the borrower to an unrelated third party or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         See Loan No. 26908 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              48
LOAN NO. 29198 -- AMC CANTERA 30

OVERVIEW

         This mortgage loan is secured by a first mortgage on the borrower's fee interest in a 130,757 square foot megaplex theater located in Warrenville, Illinois. The mortgage loan was originated by Bear, Stearns Funding, Inc. on April 27, 2000.

----------------------------------------------------------------------------------------------------------------------------
CUT-OFF DATE BALANCE:           $17,770,862                    PROPERTY TYPE:                 Theater
GROSS MORTGAGE RATE:            8.2350%                        LOCATION:                      Warrenville, Illinois
INTEREST ACCRUAL METHOD:        Actual/360                     YEAR BUILT/RENOVATED:          1997-1998
FIRST PAYMENT DATE:             6/1/2000                       SQUARE FEET:                   130,757
MATURITY DATE:                  5/1/2010                       CUT-OFF DATE BALANCE/SQ.FT.:
                                                                                              $135.91
ORIGINAL AMORTIZATION:          300
ANNUAL DEBT SERVICE:            $1,686,714                     OCCUPANCY:                     100.0%
LOCKOUT END DATE:               4/30/2010                      OCCUPANCY DATE:                5/1/2000
CALL PROTECTION:                Defeasance
CALL PROTECTION END DATE:       4/30/2010                      APPRAISED VALUE:               $35,625,000
ESCROWS                                                        CUT-OFF DATE LTV:              49.9%
REAL ESTATE TAXES:              Springing                      BALLOON LTV:                   41.6%
INSURANCE:                      Springing
REPLACEMENT RESERVES:           Springing                      UNDERWRITTEN CASH FLOW:        $3,362,227
                                                               DSCR:                          1.99x
----------------------------------------------------------------------------------------------------------------------------

THE PROPERTY

         The mortgaged property is a 130,757 square foot, 30-screen two-story megaplex theater and is located in the western portion of the greater Chicago Metropolitan Statistical Area. AMC Cantera 30, which was constructed in 1998, seats 5,883 and includes stadium seating throughout. In addition, the property contains 18 box office stations, 40 concession registers and 2,398 parking spaces. The property is 100% leased to American Multi-Cinema, Inc. under a lease expiring in March 2013.

THE BORROWER

         The borrower is Cantera 30 Theatre, L.P., which is controlled by Entertainment Properties Trust, a Maryland real estate investment trust whose common shares of beneficial interest are traded on the New York Stock Exchange. The borrower is a single purpose entity whose organizational documents do not permit it to engage in any business unrelated to the mortgaged property, to have any assets other than the mortgaged property or any indebtedness (subject to limited exceptions such as trade payables incurred in the ordinary course of business) other than the

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

-------------------------------------------------------------------------------
 BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC. 2000-WF2
-------------------------------------------------------------------------------
                                                                              49

mortgage loan. In addition, the borrower's organizational documents require an independent director and the unanimous vote of directors of the borrower in connection with the filing of a petition of bankruptcy related to the borrower. In connection with the closing of the mortgage loan, the lender received an opinion from borrower's counsel to the effect that, among other things, the assets of the borrower would not be consolidated with the assets of any party having a controlling interest in the borrower in the event of a bankruptcy or insolvency of that party.

MANAGEMENT

         The mortgaged property is managed by the borrower.

ESCROWS

         The borrower is required to pay real estate taxes and insurance premiums as they become due. If the borrower at any time fails to provide the lender with satisfactory evidence of payment of real estate taxes and property insurance premiums, the lender may require the borrower to thereafter fund escrows to provide for the payment of such items. If the mortgaged property is not maintained in accordance with the loan documents, the lender may require the borrower to fund an additional escrow for future capital expenditures.

ADDITIONAL DEBT/TRANSFERS

         The loan documents provide that the mortgage loan will become immediately due and payable upon (i) any transfer of the borrower's interest in the mortgaged property or any transfer of more than 49% of the shares in the borrower to an unrelated third party or (ii) any additional encumbrance of the mortgaged property, in each case without the prior written consent of the lender.

         The borrower has the right to transfer the property upon the payment of an assumption fee in the amount of 1% of the then unpaid principal balance of the mortgage loan, confirmation from Fitch and S&P that the transfer would not result in a downgrade, qualification (if applicable) or withdrawal of the then current ratings assigned to any class of certificates, and satisfaction of other conditions specified in the loan documents.

         See Loan No. 29198 in the mortgage loan schedule.

-------------------------------------------------------------------------------
   THIS INFORMATION SHOULD BE CONSIDERED ONLY AFTER READING THE UNDERWRITERS' STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION ("THE STATEMENT") WHICH SHOULD BE ATTACHED. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED AND REVIEWED THE STATEMENT. YOU MAY OBTAIN A COPY OF THE STATEMENT FROM YOUR SALES REPRESENTATIVE. The Underwriters make no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.